              As filed with the Securities and Exchange Commission
                                on April 27, 1998


                         Securities Act File No. 2-94841
                    Investment Company Act File No. 811-4170

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [x]

                           Pre-Effective Amendment No.               [ ]


                           Post-Effective Amendment No. 14           [x]


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [x]


                                  Amendment No. 15                   [x]


                        (Check appropriate box or boxes)

                 Warburg, Pincus New York Tax Exempt Fund, Inc.
              (formerly Counsellors New York Tax Exempt Fund, Inc.)
               (Exact Name of Registrant as Specified in Charter)

           466 Lexington Avenue
            New York, New York                              10017-3147
(Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, including Area Code: (212) 878-0600

                               Mr. Eugene P. Grace
                    Warburg, Pincus New York Tax Exempt Fund
                              466 Lexington Avenue
                          New York, New York 10017-3147
                     (Name and Address of Agent for Service)
                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                         New York, New York 10022-4669

Approximate Date of Proposed Public Offering:  April 27, 1998


It is proposed that this filing will become effective (check appropriate box):



[x]      immediately upon filing pursuant to paragraph (b)

[ ]      on [date] pursuant to paragraph (b)

[ ]      60 days after filing pursuant to paragraph (a)(1)

[ ]      on (date) pursuant to paragraph (a)(1)

[ ]      75 days after filing pursuant to paragraph (a)(2)

[ ]      on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

         [ ]      This post-effective amendment designates a new effective
         date for a previously filed post-effective amendment.

               ---------------------------------------------------


                  Title of Securities Being Registered: Common Stock, $.001 par value per share.

                 WARBURG, PINCUS NEW YORK TAX EXEMPT FUND, INC.

                                    FORM N-1A

                              CROSS REFERENCE SHEET

Part A
Item No.                                                                              Prospectus Heading
--------                                                                              ------------------
1.             Cover Page................................................            Cover Page

2.             Synopsis..................................................            The Funds' Expenses

3.             Condensed Financial Information...........................            Financial Highlights;
                                                                                     Performance

4.             General Description of Registrant.........................            Cover Page; Investment
                                                                                     Objective and
                                                                                     Policies; Portfolio
                                                                                     Investments; Risk
                                                                                     Factors and Special
                                                                                     Considerations;
                                                                                     Certain Investment
                                                                                     Strategies; Investment
                                                                                     Guidelines; General
                                                                                     Information

5.             Management of the Fund....................................            Management of the
                                                                                     Funds

6.             Capital Stock and Other Securities........................            General Information;
                                                                                     Shareholder Servicing

7.             Purchase of Securities Being                                          How to Open an
                   Offered...............................................            Account; How to
                                                                                     Purchase Shares;
                                                                                     Management of the
                                                                                     Funds; Net Asset Value

8.             Redemption or Repurchase..................................            How to Redeem and
                                                                                     Exchange Shares

9.             Pending Legal Proceedings.................................            Not applicable

Part B                                                                               Statement of Additional
Item No.                                                                               Information Heading
--------                                                                               -------------------
10.            Cover Page................................................            Cover Page

11.            Table of Contents.........................................            Contents

12.            General Information and History...........................            Management of the
                                                                                     Funds; Notes to
                                                                                     Financial Statements;
                                                                                     See Prospectus--
                                                                                     "General Information"

13.            Investment Objectives and Policies........................            Investment Objective;
                                                                                     Investment Policies;
                                                                                     Municipal Securities

14.            Management of the Fund....................................            Management of the
                                                                                     Funds; See Prospectus-
                                                                                     -"Management of the
                                                                                     Funds"

15.            Control Persons and Principal                                         Management of the
                   Holders of Securities.................................            Funds; Miscellaneous;
                                                                                     See Prospectus--
                                                                                     "Management of the
                                                                                     Funds"

16.            Investment Advisory and Other                                         Management of the
                   Services..............................................            Funds; See Prospectus
                                                                                     --"Management of the
                                                                                     Funds" and
                                                                                     "Shareholder
                                                                                     Servicing"

17.            Brokerage Allocation and Other                                        Investment Policies;
                   Practices.............................................            See Prospectus --
                                                                                     Portfolio Transactions

18.            Capital Stock and Other Securities........................            Management of the
                                                                                     Funds- Organization of
                                                                                     the Funds; See
                                                                                     Prospectus --"General
                                                                                     Information"

19.            Purchase, Redemption and Pricing                                      Additional Purchase
                   of Securities Being Offered...........................            and Redemption
                                                                                     Information; See
                                                                                     Prospectus--"How to
                                                                                     Purchase Shares," "How
                                                                                     to Redeem and Exchange
                                                                                     Shares" and "Net Asset
                                                                                     Value"

Part B                                                                               Statement of Additional
Item No.                                                                               Information Heading
--------                                                                               -------------------
20.            Tax Status................................................             Additional
                                                                                     Information Concerning
                                                                                     Taxes; See Prospectus-
                                                                                     -"Dividends,
                                                                                     Distributions and
                                                                                     Taxes"

21.            Underwriters..............................................            Investment Policies;
                                                                                     Portfolio
                                                                                     Transactions; See
                                                                                     Prospectus--
                                                                                     "Management of the
                                                                                     Funds" and
                                                                                     "Shareholder
                                                                                     Servicing"

22.            Calculation of Performance Data...........................            Determination of Yield

23.            Financial Statements......................................            Report of Coopers &
                                                                                     Lybrand L.L.P.,
                                                                                     Independent
                                                                                     Accountants; Financial
                                                                                     Statements

Part C

         Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this registration statement amendment.

                                   PROSPECTUS


                                 April 27, 1998


                                 WARBURG PINCUS
                               CASH RESERVE FUND

                                       -

                                 WARBURG PINCUS
                            NEW YORK TAX EXEMPT FUND

                          [WARBURG PINCUS FUNDS LOGO]

PROSPECTUS                                                        April 27, 1998


Warburg Pincus Funds are a family of open-end mutual funds that offer investors a variety of investment opportunities. Two money market funds are described in this Prospectus:

WARBURG PINCUS CASH RESERVE FUND (the "Cash Reserve Fund") is designed to provide investors with high current income consistent with liquidity and stability of principal.

WARBURG PINCUS NEW YORK TAX EXEMPT FUND (the "Tax Exempt Fund") is designed to provide investors with as high a level of current income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity.

Because of its focus on investments that distribute income that is exempt from New York State and New York City personal income tax, the Tax Exempt Fund will have a more limited number of investment options available to it than a fund that does not focus on investments that distribute income that is exempt from taxation in a particular state. Consequently, the Fund may find it necessary to invest a significant percentage of its assets in a single issuer. Changes in the financial condition or market assessment of such an issuer could have a significant adverse impact on the Fund. Therefore an investment in the Tax Exempt Fund may be riskier than an investment in a money market fund that does not focus on investments that distribute income which is exempt from taxation in a particular state.

AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. ALTHOUGH EACH FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT IT CAN DO SO ON A CONTINUING BASIS.

NO LOAD SHARES
--------------------------------------------------------------------------------
Fund shares are sold and redeemed at net asset value without the imposition of a sales or redemption charge by the Fund. Fund shares are "no-load," which means that there are no sales charges, commissions, 12b-1 plan or other deferred sales charges applicable to the Fund.

LOW MINIMUM INVESTMENT
--------------------------------------------------------------------------------

The minimum initial investment in each Fund is $1,000 ($500 for an IRA or Uniform Transfers/Gifts to Minors Act account in the case of the Cash Reserve
Fund) and the minimum subsequent investment is $100. Through the Automatic Monthly Investment Plan, subsequent investment minimums may be as low as $50. See "How to Purchase Shares."



This Prospectus briefly sets forth certain information about the Funds that investors should know before investing. Investors are advised to read this Prospectus and retain it for future reference. Additional information about each Fund has been filed with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Funds. The Statement of Additional Information is also available upon request and without charge by calling Warburg Pincus Funds at (800) 927-2874. Information regarding the status of shareholder accounts may also be obtained by calling the Funds at the same number. Warburg Pincus Funds maintains a Web site at www.warburg.com. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference in its entirety into this Prospectus.


SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF OR GUARANTEED OR ENDORSED BY ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENTS IN SHARES OF A FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
         PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

THE FUNDS' EXPENSES
--------------------------------------------------------------------------------


                                                               Cash          Tax
                                                              Reserve       Exempt
                                                               Fund          Fund
                                                               ----          ----
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases (as a percentage
      of offering price)....................................      0             0
Annual Fund Operating Expenses
  (as a percentage of average net assets) (after fee
  waivers)
    Management Fees.........................................    .38%          .38%
    12b-1 Fees..............................................      0             0
    Other Expenses..........................................    .17           .17
                                                               ----          ----
    Total Fund Operating Expenses (after fee waivers)+......    .55%          .55%
                                                               ====          ====
EXAMPLE
  You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and (2)
  redemption at the end of each time period:
   1 Year...................................................     $ 6          $ 6
   3 Years..................................................    $18            $18
   5 Years..................................................    $31            $31
  10 Years..................................................    $69            $69


--------------------------------------------------------------------------------

+ Annual Fund Operating Expenses for the Funds are based on actual expenses for the ten-month period ended December 31, 1997, net of any applicable fee waivers or expense reimbursements. Absent such waivers and/or reimbursements, the Management Fees for the Cash Reserve Fund and the Tax Exempt Fund would have equalled .50% and the Total Fund Operating Expenses would have equalled .67% and .67%, respectively, of average net assets with respect to each Fund.

                          ---------------------------


  The expense table shows the costs and expenses that an investor will bear directly or indirectly as an investor in each Fund. Certain broker-dealers and financial institutions also may charge their clients fees in connection with investments in Fund shares, which fees are not reflected in the table. The Example should not be considered a representation of past or future expenses; actual Fund expenses may be greater or less than those shown. Moreover, while the Example assumes a 5% annual return, each Fund's actual performance will vary and may result in a return greater or less than 5%.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


  The information regarding each Fund for the ten-month period ended December 31, 1997 and the five fiscal years ended February 28, 1997 has been derived from information audited by Coopers & Lybrand L.L.P., independent accountants, whose report dated February 9, 1998 is incorporated by reference in the Funds' Statement of Additional Information. Further information is contained in the Funds' annual report, dated December 31, 1997, copies of which may be obtained without charge by calling Warburg Pincus Funds at (800) 927-2874.


CASH RESERVE FUND

                                  For the Ten
                                  Months Ended          For the Year Ended February 28 or 29,
                                  December 31,   ----------------------------------------------------
                                      1997         1997       1996       1995       1994       1993
                                  ------------     ----       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF
 YEAR...........................       $1.00        $1.00      $1.00      $1.00      $1.00      $1.00
                                    --------     --------   --------   --------   --------   --------
 Income from Investment
  Operations:
 Net Investment Income..........      0.0428       0.0492     0.0543     0.0426     0.0273     0.0322
 Net Gains (Losses) on
  securities (both realized and
  unrealized)...................           0            0          0          0          0          0
                                    --------     --------   --------   --------   --------   --------
 Total from Investment
  Operations....................      0.0428       0.0492     0.0543     0.0426     0.0273     0.0322
                                    --------     --------   --------   --------   --------   --------
 Less Distributions:
 Dividends (from net investment
  income).......................     (0.0428)     (0.0492)   (0.0543)   (0.0426)   (0.0273)   (0.0322)
 Distributions (from capital
  gains)........................           0            0          0          0          0          0
                                    --------     --------   --------   --------   --------   --------
 Total Distributions............     (0.0428)     (0.0492)   (0.0543)   (0.0426)   (0.0273)   (0.0322)
                                    --------     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR....       $1.00        $1.00      $1.00      $1.00      $1.00      $1.00
                                    ========     ========   ========   ========   ========   ========
Total Return....................        4.28%+       5.03%      5.57%      4.35%      2.76%      3.27%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year
  (000s)........................    $472,675     $416,735   $383,607   $403,211   $277,557   $287,723
 Ratios to Average Daily Net
  Assets:
 Operating expenses.............         .55%@*       .55%@      .56%@      .55%       .54%       .50%
 Net investment income..........        5.11%*       4.93%      5.43%      4.41%      2.73%      3.22%
 Decrease reflected in above
  expense ratios due to
  waivers/reimbursements........         .12%*        .14%       .16%       .19%       .13%       .17%


                                    For the Year Ended February 28 or 29,
                                  -----------------------------------------
                                    1992       1991       1990       1989
                                    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF
 YEAR...........................     $1.00      $1.00      $1.00      $1.00
                                  --------   --------   --------   --------
 Income from Investment
  Operations:
 Net Investment Income..........    0.0542     0.0760     0.0870     0.0747
 Net Gains (Losses) on
  securities (both realized and
  unrealized)...................    0.0010          0          0          0
                                  --------   --------   --------   --------
 Total from Investment
  Operations....................    0.0552     0.0760     0.0870     0.0747
                                  --------   --------   --------   --------
 Less Distributions:
 Dividends (from net investment
  income).......................   (0.0542)   (0.0760)   (0.0870)   (0.0747)
 Distributions (from capital
  gains)........................   (0.0010)         0          0          0
                                  --------   --------   --------   --------
 Total Distributions............   (0.0542)   (0.0760)   (0.0870)   (0.0747)
                                  --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR....     $1.00      $1.00      $1.00      $1.00
                                  ========   ========   ========   ========
Total Return....................      5.66%      7.87%      9.05%      7.73%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year
  (000s)........................  $426,479   $361,428   $365,008   $209,538
 Ratios to Average Daily Net
  Assets:
 Operating expenses.............       .50%       .50%       .50%       .50%
 Net investment income..........      5.45%      7.59%      8.59%      7.51%
 Decrease reflected in above
  expense ratios due to
  waivers/reimbursements........       .16%       .13%       .12%       .16%


TAX EXEMPT FUND

                                  For the Ten
                                  Months Ended          For the Year Ended February 28 or 29,
                                  December 31,   ----------------------------------------------------
                                      1997         1997       1996       1995       1994       1993
                                  ------------     ----       ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF
 YEAR...........................       $1.00        $1.00      $1.00      $1.00      $1.00      $1.00
                                    --------     --------   --------   --------   --------   --------
 Total Income from Investment
  Operations:
 Net Investment Income..........      0.0261       0.0288     0.0326     0.0246     0.0175     0.0224
                                    --------     --------   --------   --------   --------   --------
 Less Distributions:
 Dividends (from net
  investment income)............     (0.0261)     (0.0288)   (0.0326)   (0.0246)   (0.0175)   (0.0224)
                                    --------     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR....       $1.00        $1.00      $1.00      $1.00      $1.00      $1.00
                                    ========     ========   ========   ========   ========   ========
Total Return....................        2.64%+       2.92%      3.31%      2.48%      1.77%      2.26%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year
  (000s)........................    $151,173     $124,191    $96,584    $77,111    $65,984    $76,995
 Ratios to Average Daily Net
  Assets:
 Operating expenses.............         .55%@*       .55%@      .56%@      .55%       .54%       .50%
 Net investment income..........        3.12%*       2.88%      3.24%      2.46%      1.75%      2.23%
 Decrease reflected in above
  expense ratios due to
  waivers/reimbursements........         .12%*        .17%       .27%       .27%       .19%       .28%


                                    For the Year Ended February 28 or 29,
                                  -----------------------------------------
                                    1992       1991       1990       1989
                                    ----       ----       ----       ----
NET ASSET VALUE, BEGINNING OF
 YEAR...........................     $1.00      $1.00      $1.00      $1.00
                                  --------   --------   --------   --------
 Total Income from Investment
  Operations:
 Net Investment Income..........    0.0329     0.0486     0.0527     0.0461
                                  --------   --------   --------   --------
 Less Distributions:
 Dividends (from net
  investment income)............   (0.0329)   (0.0486)   (0.0527)   (0.0461)
                                  --------   --------   --------   --------
NET ASSET VALUE, END OF YEAR....     $1.00      $1.00      $1.00      $1.00
                                  ========   ========   ========   ========
Total Return....................      3.34%      4.97%      5.40%      4.70%
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year
  (000s)........................   $65,438    $85,783    $87,283    $58,112
 Ratios to Average Daily Net
  Assets:
 Operating expenses.............       .50%       .50%       .50%       .50%
 Net investment income..........      3.27%      4.84%      5.38%      4.57%
 Decrease reflected in above
  expense ratios due to
  waivers/reimbursements........       .23%       .21%       .21%       .25%


--------------------------------------------------------------------------------

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expense. These arrangements resulted in a reduction to the Fund's expenses by .00%, .00% and .01% for the period ended December 31, 1997 and the years ended February 28 or 29, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements was .55%, .55% and .55% for the period ended December 31, 1997 and the years ended February 28 or 29, 1997 and 1996, respectively.


* Annualized.


+ Non-annualized.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------
  The Warburg Pincus Cash Reserve Fund (the "Cash Reserve Fund") is a diversified money market mutual fund whose investment objective is high current income consistent with liquidity and stability of principal. The Warburg Pincus New York Tax Exempt Fund (the "Tax Exempt Fund") is a non-diversified money market mutual fund whose objective is to provide investors with as high a level of current interest income that is exempt from federal, New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity. Each objective may be changed only with the approval of the investors in that Fund. There can be, of course, no assurance that a Fund will achieve its investment objective. Investors should be aware that the market value of the obligations in each Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. See "Certain Investment Strategies" for descriptions of certain types of investments the Funds may make.

CASH RESERVE FUND
  The Cash Reserve Fund will attempt to achieve its investment objective by investing in a portfolio of "money market" instruments consisting of United States Treasury Bills, other obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("Government Securities"); bank and bank holding company obligations such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations; commercial paper and notes of other corporate issuers, including those with floating or variable rates of interest (including variable rate master demand notes) and repurchase agreements with respect to the foregoing.
  The Cash Reserve Fund will concentrate its investments in the banking industry except during temporary defensive periods. Up to 25% of the assets of the Cash Reserve Fund may be invested at any time in the debt obligations of issuers conducting their principal business activities in any industry other than banking. In addition, the Cash Reserve Fund may invest up to 25% of its assets in the debt obligations of a single issuer for a period of up to three business days. Securities issued by the United States or its agencies or instrumentalities may be purchased without regard to these limits.

TAX EXEMPT FUND
  At least 80% of the Tax Exempt Fund's assets will be invested in short-term tax-exempt debt obligations issued by or on behalf of the State of New York and other states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions ("Municipal Securities"). Dividends paid by the Tax Exempt Fund which are derived from interest attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as of certain other governmental issuers such as Puerto Rico ("New York Municipal Securities"), will be excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. Dividends derived from interest on tax-exempt obligations of other governmental issuers will be excluded from gross income for federal income tax purposes, but will be subject to New York State and New York City personal income taxes. The Tax Exempt Fund expects that, except during temporary defensive periods or when acceptable securities are unavailable for investment by the Fund, at least 65% of the Tax Exempt Fund's assets will be invested in New York Municipal Securities.
  The Tax Exempt Fund is concentrated in New York Municipal Securities. Changes in the financial condition or market assessment of the financial condition of the State of New York and its political subdivisions or entities located within the State of New York could have a significant adverse impact on the Fund. Consequently, an investment in the Tax Exempt Fund may be riskier than an investment in a money market fund that does not concentrate in securities issued by, or within, a single state.
  Municipal Securities in which the Tax Exempt Fund may invest include commercial paper, notes and bonds. Interest on certain bonds issued after August 7, 1986 to finance certain non-governmental activities ("Alternative Minimum Tax Securities") is a preference item for purposes of the federal individual and corporate alternative minimum taxes, but is exempt from regular federal income tax. The Fund is authorized to invest up to 20% of its assets in Alternative Minimum Tax Securities. The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Securities acquired by the Fund may be lower than those from newly issued Municipal Securities acquired by the Fund due to the possibility of federal, state and local alternative minimum or minimum income tax liability on interest from Alternative Minimum Tax Securities.
  The Tax Exempt Fund may for defensive or other purposes invest in certain short-term taxable securities when the Fund's investment adviser believes that it would be in the best interests of the Fund's investors. Taxable securities in which the Fund may invest on a short-term basis are Government Securities, including repurchase agreements with banks or securities dealers involving such securities, time deposits maturing in not more than seven days, other debt securities, commercial paper and certificates of deposit issued by United States branches of United States banks with assets of $1 billion or more. At no time will more than 20% of the Fund's total assets be invested in taxable short-term securities unless the Fund's investment adviser has determined to temporarily adopt a defensive investment policy in the face of an anticipated softening in the market for Municipal Securities in general.

GENERAL
--------------------------------------------------------------------------------
  PRICE AND PORTFOLIO MATURITY. Each Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by the Fund. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Each Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.


  PORTFOLIO QUALITY AND DIVERSIFICATION. Each Fund will limit its portfolio investments to securities that its Board determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Fund acquires the security. The Funds may purchase securities that are unrated at the time of purchase that a Fund's investment adviser and sub-investment adviser deem to be of comparable quality to rated securities that the Fund may purchase. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc. and IBCA Limited and its affiliate, IBCA, Inc. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Fund's Statement of Additional Information.


  The Funds have adopted certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by a Fund's investment adviser and sub-investment adviser. These policies generally restrict a Fund from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. The Tax Exempt Fund may invest up to 25% of its assets without regard to this per issuer limit. In addition, the credit quality and diversification policies vary to some extent between the Cash Reserve and Tax Exempt Funds because the Tax Exempt Fund is a single-state tax exempt fund.


  YEAR 2000 COMPLIANCE. Many services provided to a Fund and their shareholders by Warburg Pincus Asset Management, Inc., the Funds' investment adviser ("Warburg"), and certain of its affiliates (collectively, the "Warburg Service Providers") and the Funds' other service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.


  The Warburg Service Providers recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Funds' investments or on global markets or economies, generally.


  The Warburg Service Providers anticipate that their systems and those of the Funds' other service providers will be adapted in time for the year 2000. To further this goal, the Warburg Service Providers have coordinated a plan to repair, adapt or replace systems that are not year 2000 compliant, and are seeking to obtain similar representations from the Funds' other major service providers. The Warburg Service Providers will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.


PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------

  Set forth below are descriptions of investments the Funds may make. More detailed information concerning these investments and their related risks is contained in the Funds' Statement of Additional Information.

  BANK OBLIGATIONS. The Cash Reserve Fund may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Cash Reserve Fund will invest in obligations of foreign banks or foreign branches of United States banks only if the Fund's investment adviser and sub-investment adviser deem the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The Cash Reserve Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.
  VARIABLE RATE MASTER DEMAND NOTES. Each Fund may also purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.
  GOVERNMENT SECURITIES. Government Securities in which the Funds may invest include Treasury Bills, Treasury Notes and Treasury Bonds; other obligations that are supported by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; obligations that are supported by the right of the issuer to borrow from the Treasury, such as securities of Federal Home Loan Banks; and obligations that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.
  REPURCHASE AGREEMENTS. Each Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Default by a seller, if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, could expose the Fund to possible loss, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights thereto. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.
  WHEN-ISSUED SECURITIES. Each Fund may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase when-issued securities will not exceed 25% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will generally not exceed 45 days. The Funds do not intend to purchase when-issued securities for speculative purposes but only in furtherance of their investment objectives.

  STAND-BY COMMITMENTS. The Tax Exempt Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the Fund's option, specified Municipal Securities at a specified price. The principal risk of a stand-by commitment is that the writer of a commitment may default on its obligation to repurchase the securities acquired by it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of its advisers, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the investment adviser and sub-investment adviser will review periodically relevant financial information concerning the issuer's assets, liabilities and contingent claims. The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.
  THIRD PARTY PUTS. The Tax Exempt Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the dollar-weighted average maturity of the Fund's portfolio would be adversely affected. See the Fund's Statement of Additional Information, "Investment Policies -- Additional Information and Policies."
  SPECIAL CONSIDERATIONS AND RISK FACTORS RELATING TO THE TAX EXEMPT FUND. In seeking to achieve its investment objective the Tax Exempt Fund may invest all or any part of its assets in Municipal Securities which are industrial development bonds. Moreover, although the Tax Exempt Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of economically related projects, if such investment is deemed necessary or appropriate by the Fund's investment adviser and sub-investment adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.
  The Tax Exempt Fund also invests in securities backed by guarantees from banks and other financial institutions. The Fund's ability to maintain a stable share price is largely dependent upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.
  As a non-diversified mutual fund, the Tax Exempt Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater credit risk with respect to its portfolio securities. In the opinion of the Fund's adviser, any risk to the Fund should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and by its policies restricting investments to obligations with short-term maturities and high quality credit ratings.
  The Tax Exempt Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations.

  Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced serious financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State on CreditWatch with positive implications and to upgrade the debt obligations of New York City, respectively. Strong demand for New York Municipal Securities has also at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Prospectus, no issuers of New York Municipal Securities are in default with respect to the payment of their municipal securities, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio.


  Other considerations affecting the Tax Exempt Fund's investments in New York Municipal Securities are summarized in the Statement of Additional Information.


INVESTMENT GUIDELINES
--------------------------------------------------------------------------------
  Each Fund may invest up to an aggregate of 10% of its total assets in illiquid securities with contractual or other restrictions on resale and other instruments which are not readily marketable. Each Fund is also authorized to borrow and to enter into reverse repurchase agreements in an amount of up to

10% of its total assets for temporary or emergency purposes, but not for leverage, and to pledge its assets to the same extent in connection with such borrowings. Whenever borrowings exceed 5% of the value of a Fund's total assets, the Fund will not make any additional investments (including roll-overs). A more detailed description of these policies, together with an enumeration of additional investment restrictions that each Fund has adopted and that cannot be changed without the approval of the holders of a majority of the Fund's outstanding shares, is contained in the Funds' Statement of Additional Information.


MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

  INVESTMENT ADVISER. Each Fund employs Warburg as investment adviser to the Fund. In its Advisory Agreement with each Fund, Warburg has agreed to be responsible, subject to the supervision and direction of the Board, for the Fund's investment program, including decisions concerning: (i) the specific types of securities to be held by the Fund and the proportion of the Fund's assets that should be allocated to such investments during particular market cycles, (ii) the specific issuers whose securities will be purchased or sold by the Fund, (iii) the maximum maturity (under one year) of its portfolio investments, (iv) the appropriate average weighted maturity of its portfolio in light of current market conditions and, with respect to the Tax Exempt Fund, (v) the extent to which taxable securities will be purchased for and held by the Tax Exempt Fund and (vi) the extent to which securities other than New York Municipal Securities will be purchased for and held by the Tax Exempt Fund. In addition, Warburg has agreed to supervise the performance by the sub-investment adviser of the functions described below.


  For the services provided pursuant to the Advisory Agreement, Warburg is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .25% of the value of each Fund's average daily net assets. Warburg and each Fund's administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Fund.


  Warburg is a professional investment advisory firm which provides investment services to investment companies, employee benefit plans, endowment funds, foundations and other institutions and individuals. As of March 31, 1998, Warburg managed approximately $21.2 billion of assets, including approximately $12.4 billion of investment company assets. Incorporated in 1970, Warburg is indirectly controlled by Warburg, Pincus & Co. ("WP&Co."), which has no business other than being a holding company of Warburg and its affiliates. Lionel I. Pincus, the managing partner of WP&Co., may be deemed to control both WP&Co. and Warburg. Warburg's address is 466 Lexington Avenue, New York, New York 10017-3147.


  SUB-INVESTMENT ADVISER AND ADMINISTRATOR. Blackrock Institutional Manage-ment Corporation ("BIMC"), formerly PNC Institutional Management Corporation, a wholly owned indirect subsidiary of PNC Bank, National Association ("PNC"), serves as each Fund's sub-investment adviser and administrator. BIMC was organized in 1977 by PNC to perform advisory services for investment companies and has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809. As of March 31, 1998, BIMC served as investment adviser to 20 mutual fund portfolios and as sub-investment adviser to 15 mutual funds, having total assets exceeding $42 billion.


  As sub-investment adviser and administrator, BIMC has agreed to implement each Fund's investment program as determined by the Board and Warburg. BIMC will supervise the day-to-day operations of the Fund and perform the following services: (i) providing investment research and credit analysis concerning the Fund's investments, (ii) placing orders for all purchases and sales of the Fund's portfolio investments and (iii) maintaining the books and records required to support the Fund's operations. BIMC also calculates the Fund's net asset value, provides accounting services for the Funds and assists in related aspects of the Funds' operations. As compensation therefor, each Fund has agreed to pay BIMC a fee computed daily and payable monthly at an annual rate of .25% of the value of each Fund's average daily net assets.


  CO-ADMINISTRATOR. The Funds employ Counsellors Funds Service, Inc. ("Counsellors Service"), a wholly owned subsidiary of Warburg, as a co-administrator. As co-administrator, Counsellors Service provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. Counsellors Service also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between a Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Fund. As compensation, each Fund pays to Counsellors Service a fee calculated at an annual rate of .10% of the Fund's average daily net assets.

  CUSTODIAN. PNC serves as the custodian of each Fund's assets. PNC is a subsidiary of PNC Bank Corp. and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103.

  TRANSFER AGENT. State Street Bank and Trust Company ("State Street") serves as shareholder servicing agent, transfer agent and dividend disbursing agent for the Funds. State Street has delegated to Boston Financial Data Services, Inc., an affiliated company ("BFDS"), responsibility for most shareholder servicing functions. State Street's principal business address is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, North Quincy, Massachusetts 02171.

  DISTRIBUTOR. Counsellors Securities Inc. ("Counsellors Securities") serves as distributor of the shares of the Funds. Counsellors Securities is a wholly owned subsidiary of Warburg and is located at 466 Lexington Avenue, New York, New York 10017-3147. No compensation is payable by each Fund to Counsellors Securities for its distribution services.

  Warburg or its affiliates may, at their own expense, provide promotional incentives for qualified recipients who support the sale of shares of the Funds, consisting of securities dealers who have sold Fund shares or others, including banks and other financial institutions, under special arrangements. Incentives may include opportunities to attend business meetings, conferences, sales or training programs for recipients' employees or clients and other programs or events and may also include opportunities to participate in advertising or sales campaigns and/or shareholder services and programs regarding one or more Warburg Pincus Funds. Warburg or its affiliates may pay for travel, meals and lodging in connection with these promotional activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of Fund shares.


  DIRECTORS AND OFFICERS. The officers of each Fund manage its day-to-day operations and are directly responsible to its Board. The Board of a Fund sets broad policies for each Fund and chooses the Fund's officers. A list of the Directors and officers of each Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information.


HOW TO OPEN AN ACCOUNT
--------------------------------------------------------------------------------
  In order to invest in a Fund, an investor must first complete and sign an account application. To obtain an application, an investor may telephone Warburg Pincus Funds at (800) 927-2874. An investor may also obtain an account application by writing to:

                      Warburg Pincus Funds


                      P.O. Box 9030


                      Boston, Massachusetts 02205-9030


                      OR


                      Overnight to:


                      BFDS


                      Attn: Warburg Pincus Funds


                      2 Heritage Drive


                      North Quincy, Massachusetts 02171


  Completed and signed account applications should be sent to the above.


  RETIREMENT PLANS AND UTMA/UGMA ACCOUNTS. For information (i) about investing in the Cash Reserve Fund through a tax-advantaged retirement plan, such as an Individual Retirement Account ("IRA") or (ii) about opening a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account in the Cash Reserve Fund, an investor should telephone Warburg Pincus Funds at (800) 927-2874 or write to Warburg Pincus Funds at the address set forth above. Investors should consult their own tax advisers about the establishment of retirement plans and UGMA or UTMA accounts.


  CHANGES TO ACCOUNT. For information on how to make changes to an account, including changes to account registration, address and/or privileges, an investor should telephone Warburg Pincus Funds at (800) 927-2874. Shareholders are responsible for maintaining current account registrations and addresses with a Fund. No interest will be paid on amounts represented by uncashed distribution or redemption checks.


HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

  Shares of each Fund may be purchased either by mail or, with special advance instructions, by wire and automated clearing house transactions ("ACH on Demand"). The minimum initial investment in each Fund is $1,000 and the minimum subsequent investment is $100. For retirement plans and UTMA accounts in the Cash Reserve Fund, the minimum initial investment is $500. Subsequent minimum investments can be as low as $50 under the Automatic Monthly Investing Plan or by ACH on Demand, as described below. The Fund reserves the right to change the initial and subsequent investment minimum requirements at any time. In addition, the Fund may, in its sole discretion, waive the initial and subsequent investment minimum requirements with respect to investors who are employees of Warburg or its affiliates or persons with whom Warburg has entered into an investment advisory agreement. Existing investors will be given 15 days' notice by mail of any increase in minimum investment requirements.


  After an investor has made his initial investment, additional shares may be purchased at any time by mail or by wire in the manner outlined above. Wire payments for initial and subsequent investments should be preceded by an order placed with the Fund and should clearly indicate the investor's account number and the name of the Fund in which shares are being purchased. In the interest of economy and convenience, physical certificates representing shares in the Funds are not normally issued.


  BY MAIL. If the investor desires to purchase shares by mail, a check or money order made payable to the Fund or Warburg Pincus Funds (in U.S. currency) should be sent along with the completed account application to Warburg Pincus Funds through its distributor, Counsellors Securities, at the address set forth above. Checks payable to the investor and endorsed to the order of the Fund or Warburg Pincus Funds will not be accepted as payment and will be returned to the sender. If payment is received in proper form prior to the close of regular trading on The New York Stock Exchange, Inc. (the "NYSE") (currently 4:00 p.m., Eastern time) on a day that the Fund calculates its net asset value (a "business day"), the purchase will be made at the Fund's net asset value calculated at the end of that day. If payment is received at or after the close of regular trading on the NYSE, the purchase will be effected at the Fund's net asset value next determined after payment has been received. Checks or money orders that are not in proper form or that are not accompanied or preceded by a complete account application will be returned to the sender. Shares purchased by check or money order are entitled to receive dividends and distributions beginning on the day payment is received. Checks or money orders in payment for shares of more than one Warburg

Pincus Fund should be made payable to Warburg Pincus Funds and should be accompanied by a breakdown of amounts to be invested in each fund. If a check used for purchase does not clear, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred. For a description of the manner of calculating the Fund's net asset value, see "Net Asset Value" below.

  BY WIRE. Investors may also purchase shares in a Fund by wiring funds from their banks. Telephone orders by wire will not be accepted until a completed account application in proper form has been received and an account number has been established. Investors should place an order with the Fund prior to wiring funds by telephoning (800) 927-2874. Federal funds may be wired using the following wire address:


                State Street Bank and Trust Company


                ABA# 0110 000 28


                Attn: Mutual Funds/Custody Department


                [Insert Warburg Pincus Fund name(s) here]


                DDA# 9904-649-2


                F/F/C: [Account; Number and Account Registration]


  If a telephone order is received before 12:00 p.m. (Eastern time) and payment by wire is received on the same day in proper form in accordance with instructions set forth above, the purchase will be executed at noon and shares are entitled to dividends and distributions beginning on that day. If payment by wire is received in proper form before 12:00 p.m. without a prior telephone order, that purchase and any telephone orders placed after 12:00 p.m. for which payment by wire is received on the same day in proper form, will be priced at the net asset value of the Fund as of the close of regular trading on the NYSE on that day and is entitled to dividends and distributions beginning the next business day. Payment for orders that are not accepted will be returned to the prospective investor after prompt inquiry. If a telephone order is placed and payment by wire is not received on the same day, the Fund will cancel the purchase and the investor may be liable for losses or fees incurred.


  AUTOMATIC MONTHLY INVESTMENT PLAN AND ACH ON DEMAND. The Automatic Monthly Investment Plan allows shareholders to authorize a Fund or its agent to debit their bank account monthly ($50 minimum) for the purchase of Fund shares on or about either the tenth or twentieth calendar day of each month. Shareholders may also purchase shares by calling (800) 927-2874 on any business day to request direct debit or credit (for redemptions) of their bank account through an ACH on Demand transaction.


  To establish the Automatic Monthly Investment Plan and/or ACH on Demand option, obtain a separate application or complete the relevant section of the account application. Only an account maintained at a financial institution which is an automated clearing house member may be used, and one common name must appear on both the shareholder's Fund registration and bank account registration. Shareholders using this service must satisfy the initial investment minimum for the Fund prior to or concurrent with the start of any Automatic Monthly Investment Plan or ACH on Demand transaction. Please contact Warburg Pincus Funds at (800) 927-2874 for additional information. Investors should allow a period of up to 30 days in order to implement an Automatic Monthly Investment Plan or ACH on Demand transaction. The failure to provide complete information could result in further delays.


  If an ACH on Demand transaction request is received prior to the close of regular trading on the NYSE, the shares will be priced according to the net asset value of Fund shares on that day and are entitled to dividends and distributions as described above for wire purchases. If a request is received at or after the close of regular trading on the NYSE, the shares will be priced at the relevant Fund's net asset value on the following business day.


  TELEPHONE TRANSACTIONS. Unless otherwise indicated on the account application or if the ACH on Demand option is elected an investor may request transactions by telephone. Investors should realize that in conducting transactions by telephone they may be giving up a measure of security that they might have if they were to conduct these transactions in writing. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that it reasonably believes to be genuine. Reasonable procedures will be employed on behalf of each Fund designed to give reasonable assurance that instructions communicated by telephone are genuine. Such procedures include providing written confirmation of telephone transactions, tape recording telephone instructions and requiring specific personal information prior to acting upon telephone instructions.


  GENERAL. Each Fund reserves the right to reject any specific purchase order, including certain purchases made by exchange (see "How to Redeem and Exchange Shares -- Exchange of Shares" below). Purchase orders may be refused if, in Warburg's opinion, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A Fund may discontinue sales of its shares if management believes that a substantial further increase in assets may adversely affect the Fund's ability to achieve its investment objective. In such event, however, it is anticipated that existing shareholders would be permitted to continue to authorize investment in the Fund and to reinvest any dividends or capital gains distributions.


HOW TO REDEEM AND EXCHANGE SHARES
--------------------------------------------------------------------------------
  REDEMPTION OF SHARES. An investor in a Fund may redeem (sell) his shares on any day that the Fund's net asset value is calculated (see "Net Asset Value" below).

  Shares of the Funds may either be redeemed by mail or by telephone. Investors should realize that in using the telephone redemption and exchange option, they may be giving up a measure of security that they may have if they were to redeem or exchange their shares in writing. If an investor desires to redeem his shares by mail, a written request for redemption should be sent to

Warburg Pincus Funds at the address indicated above under "How to Open an Account." An investor should be sure that the redemption request identifies the Fund, the number of shares to be redeemed and the investor's account number. Payment of redemption proceeds may be delayed in connection with account changes. Each mail redemption request must be signed by the registered owner(s) (or his legal representative(s)) exactly as the shares are registered. If an investor has applied for the telephone redemption feature on his account application, he may redeem his shares by calling Warburg Pincus Funds at (800) 927-2874. An investor making a telephone withdrawal should state (i) the name of the Fund, (ii) the account number of the Fund, (iii) the name of the investor(s) appearing on the Fund's records, (iv) the amount to be withdrawn and (v) the name of the person requesting the redemption.


  After receipt of the redemption request by mail or by telephone, the redemption proceeds will, at the option of the investor, be paid by check and mailed to the investor of record or be wired to the investor's bank as indicated in the account application previously filled out by the investor. The Funds currently do not impose a service charge for effecting wire transfers but each Fund reserves the right to do so in the future. During periods of significant economic or market change, telephone redemptions may be difficult to implement. If an investor is unable to contact Warburg Pincus Funds by telephone, an investor may deliver the redemption request to Warburg Pincus Funds by mail at the address shown above under "How to Open an Account." Although each Fund will redeem shares purchased by check, through the Automatic Monthly Investment Plan or by ACH on Demand before the funds or check clear, payments of the redemption proceeds will be delayed for up to five days (for funds received through the Automatic Monthly Investment Plan or by ACH on Demand) or up to 10 days (for check purchases) from the date of purchase. Investors should consider purchasing shares using a certified or bank check, money order or federal funds wire if they anticipate an immediate need for redemption proceeds.


  Shares are redeemed at the net asset value per share next determined after receipt of a redemption order by a Fund or its agent. Except as noted above, redemption proceeds will normally be mailed or wired to an investor on the next business day following the date a redemption order is effected. If, however, in the judgment of Warburg, immediate payment would adversely affect a Fund, each Fund reserves the right to pay the redemption proceeds within seven days after the redemption order is effected. Furthermore, each Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend or postpone the recordation of an exchange of shares) for such periods as are permitted under the 1940 Act.

  Although each Fund intends to use its best efforts to maintain its net asset value per share at $1.00, the proceeds paid upon redemption may be more or less than the amount invested depending upon a share's net asset value at the time of redemption. If an investor redeems all the shares in his account, all dividends and distributions declared up to and including the date of redemption are paid along with the proceeds of the redemption.
  If, due to redemptions, the value of an investor's account drops to less than $750 ($250 in the case of an IRA or UTMA account), each Fund reserves the right to redeem the shares in that account at net asset value. Prior to any redemption, the Fund will notify an investor in writing that this account has a value of less than the minimum. The investor will then have 60 days to make an additional investment before a redemption will be processed by the Fund.

  Redemption By Check. An individual investor who is the record owner of Fund shares may request a supply of checks by making the appropriate election on his account application. Checks may be made payable to the order of any person in any amount not less than $500. When a check is presented to State Street for payment, State Street, as agent for the investor, causes the relevant Fund to redeem a sufficient number of shares in the investor's account to cover the amount of the check. A Fund may, in its discretion, waive the checkwriting minimum requirements with respect to investors who are employees of Warburg or its affiliates or persons with whom Warburg has entered into an investment advisory agreement.


  Investors are entitled to receive dividends on the shares to be redeemed through the day the check is presented to State Street for payment. If an investor owns insufficient shares to cover a check, the check will be returned to the investor marked "insufficient funds." Cancelled checks will be returned to the investor. Each Fund reserves the right to terminate or modify the check redemption procedure at any time, to impose a service charge or to charge for checks. Each Fund may also charge an investor's account for returned checks and for effecting stop orders.

  AUTOMATIC CASH WITHDRAWAL PLAN. Each Fund offers investors an automatic cash withdrawal plan under which investors may elect to receive periodic cash payments of at least $250 monthly or quarterly. To establish this service, complete the "Automatic Withdrawal Plan" section of the account application and attach a voided check from the bank account to be credited. For further information regarding the automatic cash withdrawal plan or to modify or terminate the Plan, investors should contact Warburg Pincus Funds at (800) 927-2874.

  EXCHANGE OF SHARES. An investor may exchange shares of a Fund for shares of the other Fund or for Common Shares of another Warburg Pincus Fund at their respective net asset values. Exchanges may be effected by mail or by telephone in the manner described under "Redemption of Shares" above. If an exchange request is received by Warburg Pincus Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges will be effected without a sales charge but must satisfy the minimum dollar amount necessary for new purchases. The Fund may refuse exchange purchases at any time without prior notice. Currently, exchanges may be made between the Funds and with the following other funds:

- WARBURG PINCUS NEW YORK INTERMEDIATE MUNICIPAL FUND -- an intermediate-term municipal bond fund designed for New York investors seeking income exempt from federal, New York State and New York City income tax;

- WARBURG PINCUS INTERMEDIATE MATURITY GOVERNMENT FUND -- an intermediate-term bond fund investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;

- WARBURG PINCUS FIXED INCOME FUND -- a bond fund seeking current income and, secondarily, capital appreciation by investing in a diversified portfolio of fixed-income securities;
- WARBURG PINCUS GLOBAL FIXED INCOME FUND -- a bond fund investing in a portfolio consisting of investment grade fixed-income securities of governmental and corporate issuers denominated in various currencies, including U.S. dollars;

- WARBURG PINCUS BALANCED FUND -- a fund seeking maximum total return through a combination of long-term growth of capital and current income consistent with preservation of capital by investing in equity and fixed income securities;

- WARBURG PINCUS GROWTH & INCOME FUND -- an equity fund seeking long-term growth of capital and income and a reasonable current return;
- WARBURG PINCUS CAPITAL APPRECIATION FUND -- an equity fund seeking long-term capital appreciation by investing principally in equity securities of domestic companies;
- WARBURG PINCUS STRATEGIC VALUE FUND -- an equity fund seeking capital appreciation by investing in undervalued companies and market sectors;
- WARBURG PINCUS EMERGING GROWTH FUND -- an equity fund seeking maximum capital appreciation by investing in emerging growth companies;
- WARBURG PINCUS SMALL COMPANY VALUE FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of small companies;

- WARBURG PINCUS SMALL COMPANY GROWTH FUND* -- an equity fund seeking capital growth by investing in equity securities of small sized domestic companies;

- WARBURG PINCUS HEALTH SCIENCES FUND -- an equity fund seeking capital appreciation by investing primarily in equity and debt securities of health sciences companies;
- WARBURG PINCUS POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of issuers in their post-venture capital stage of development;

---------------


* Warburg Pincus Small Company Growth Fund is currently closed to certain new investors; the Small Company Growth Fund's prospectus describes the types of investors that may purchase shares.

- WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of U.S. and foreign issuers in their post-venture capital stage of development;

- WARBURG PINCUS MAJOR FOREIGN MARKETS FUND -- an equity fund seeking long-term capital appreciation by investing in equity securities of issuers consisting of companies in major foreign securities markets;

- WARBURG PINCUS INTERNATIONAL EQUITY FUND -- an equity fund seeking long-term capital appreciation by investing primarily in equity securities of non-United States issuers;
- WARBURG PINCUS EMERGING MARKETS FUND -- an equity fund seeking growth of capital by investing primarily in securities of non-United States issuers consisting of companies in emerging securities markets;
- WARBURG PINCUS JAPAN GROWTH FUND -- an equity fund seeking long-term growth of capital by investing primarily in equity securities of Japanese issuers; and
- WARBURG PINCUS JAPAN OTC FUND -- an equity fund seeking long-term capital appreciation by investing in a portfolio of securities traded in the Japanese over-the-counter market.
  The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Warburg Pincus Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Warburg Pincus Fund, an investor should contact Warburg Pincus Funds at (800) 927-2874.

  The Funds reserve the right to refuse exchange purchases by any person or group if, in an adviser's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when the Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. Each Fund reserves the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

  DIVIDENDS AND DISTRIBUTIONS. Each Fund calculates its dividends from net investment income. Net investment income is declared daily and paid monthly. Net investment income earned on weekends and when the NYSE is not open will be computed on the previous business day. Distributions of long-term capital gains, if any, generally are declared and paid annually at the end of the Fund's fiscal year in which they are earned. Distributions of short-term capital gains, if any, are declared and paid annually, at the end of the fiscal year in the case of the Tax Exempt Fund, and periodically, as the Board determines, in the case of the Cash Reserve Fund. Unless an investor instructs a Fund to pay dividends or capital gains distributions in cash, dividends and distributions will automatically be reinvested in additional shares of the relevant Fund at net asset value. The election to receive dividends in cash may be made on the account application or, subsequently, by writing to Warburg Pincus Funds at the address set forth under "How to Open an Account" or by calling Warburg Pincus Funds at (800) 927-2874.
  A Fund may be required to withhold for U.S. federal income taxes 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the U.S. Internal Revenue Service that they are subject to backup withholding.
  TAXES. Each Fund intends to qualify each year as a "regulated investment company" within the meaning of the Code. A Fund, if it qualifies as a regulated investment company, will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. Each Fund expects to pay such additional dividends and to make such additional distributions as are necessary to avoid the application of this tax. As long as the Tax Exempt Fund qualifies as a regulated investment company and meets certain other Code requirements (including the requirement that at least 50% of its assets are invested in tax-exempt obligations at the close of each quarter of its taxable year), distributions of tax-exempt interest income will be excluded from an investor's income for federal income tax purposes.

  Such exempt interest dividends paid by the Tax Exempt Fund may be excluded by investors from their gross incomes for federal income tax purposes, although (i) such exempt interest dividends will be a tax preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent they are derived from Alternative Minimum Tax Securities and (ii) all exempt interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. In addition, corporate investors may incur a greater federal environmental tax liability through the receipt of Fund dividends and distributions if the tax is reinstated as proposed by President Clinton. Investors who are "substantial users" (or "related persons" of substantial users) within the meaning of the Code of facilities financed by Alternative Minimum Tax Securities should consult their tax advisers as to whether the Tax Exempt Fund is a desirable investment.

  Dividends paid by a Fund from its taxable net investment income (if any, in the case of the Tax Exempt Fund) and distributions of any net short-term capital gains (whether from tax-exempt or taxable obligations) are taxable to investors as ordinary income, whether received in cash or reinvested in additional shares of the Fund. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be a long-term capital gain or loss if he has held his shares for more than one year and will be short-term capital gain or loss if he has held his shares for one year or less. Each Fund does not expect to realize long-term capital gains and, therefore, it is unlikely that any portion of the dividends or distributions paid by a Fund will be taxable to investors as long-term capital gains. An investor in the Tax Exempt Fund who redeems his shares prior to the declaration of a dividend may lose tax exempt status on accrued income attributable to tax exempt Municipal Securities. Investors may be proportionately liable for taxes on income and gains of a Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Fund's dividends and distributions will not qualify for the dividends-received deduction allowed to corporations. The Funds' investment activities should not result in unrelated business taxable income to a tax exempt investor.
  Exempt interest dividends derived from interest on qualifying New York Municipal Securities will also be exempt from New York State and New York City personal (but not corporate franchise) income taxes. The exclusion or exemption of interest income for federal income tax purposes, or New York State or New York City personal income tax purposes, in most cases does not result in an exemption under the tax laws of any other state or local authority. Investors who are subject to tax in other states or localities should consult their own tax advisers about the taxation of dividends and distributions from the Tax Exempt Fund by such states and localities.
  GENERAL. Statements as to the tax status of each investor's dividends and distributions are mailed annually. In the case of the Tax Exempt Fund, these statements set forth the dollar amount of income excluded or exempt from federal income taxes and exempt from New York State and New York City personal income taxes, and the dollar amount, if any, subject to taxation. These statements also designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each investor in the Cash Reserve Fund will also receive, if applicable, various written notices after the close of the Fund's prior taxable year with respect to certain dividends and distributions which were received from the Fund during the Fund's prior taxable year. Investors should consult their own tax advisers with specific reference to their own tax situations, including their state and local taxes that may apply to dividends and distributions received from the Cash Reserve Fund. In this regard, investors should be aware that if a portion of any dividend is derived from interest on United States government obligations, that portion may be subject to tax by certain states, even though such interest, if received directly by an investor, would be exempt from state income tax.

NET ASSET VALUE
--------------------------------------------------------------------------------

  Each Fund's net asset value per share is calculated at noon and as of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each business day, Monday through Friday, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

  The net asset value per share of each Fund is computed by adding the value of the Fund's assets, deducting liabilities and dividing the result by the number of outstanding shares. Portfolio securities are valued on the basis of amortized cost, which involves valuing a portfolio instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

PERFORMANCE
--------------------------------------------------------------------------------
  From time to time, a Fund may advertise its yield and effective yield and, in the case of the Tax Exempt Fund, its tax equivalent yield. The yield of the Fund refers to the income generated by an investment in the shares over a seven-day period, which is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, assumes that income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. The tax equivalent yield shows the taxable yield an investor in the highest applicable tax bracket would have to earn to equal the Tax Exempt Fund's tax-free yield after the imposition of federal, New York State and New York City personal income taxes. The Tax Exempt Fund's tax equivalent yield is calculated by dividing the Fund's tax-exempt yield by one minus the highest level of the combined federal, New York State and New York City tax rates. Yield, effective yield and tax equivalent yield may be shown by means of schedules, charts or graphs.

  Investors should note that yield, effective yield and tax equivalent yield figures are based on historical earnings and are not intended to indicate future performance. The Funds' Statement of Additional Information describes the method used to determine the Fund's yield. Current yield figures may be obtained by calling Warburg Pincus Funds at (800) 927-2874.

  A Fund may compare its performance with (i) that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar investment services that monitor the performance of mutual funds or (ii) in the case of the Tax Exempt Fund, an average of the yields of similar New York tax-exempt money market funds based on information contained in Donoghue's Money Market Fund Report, which is published weekly by the Donoghue Organization or
(iii) in the case of the Cash Reserve Fund, the Donoghue's Money Market Fund Average, which is an average of all major taxable money market fund yields published weekly by the Donoghue Organization or (iv) in each case, other appropriate indexes of investment securities. Each Fund may also include evaluations of the Fund published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Financial Times, Forbes, Fortune, Inc., Institutional Investor, Investor's Business Daily, Money, Morningstar, Mutual Fund Magazine, SmartMoney, The Wall Street Journal and Worth. Morningstar, Inc. rates funds in broad categories based on risk/reward analyses over various time periods. In addition, the Fund may from time to time compare its expense ratio to that of investment companies with similar objectives and policies, based on data generated by Lipper Analytical Services, Inc. or similar investment services that monitor mutual funds.

  In reports or other communications to investors or in advertising, a Fund may discuss relevant economic and market conditions affecting the Fund. In addition, the Fund may render periodic updates of Fund investment activity, which may include, among other things, discussion or quantitative statistical or comparative analysis of portfolio composition and significant portfolio holdings. The Fund may also describe the Fund's investment objective, approaches taken in managing the Fund's investments or the methodology underlined in the Fund's portfolios. The Fund may also discuss measures of risk and the continuum of risk and return relating to different investments.

GENERAL INFORMATION
--------------------------------------------------------------------------------
  ORGANIZATION. Each Fund was incorporated on November 15, 1984 under the laws of the State of Maryland as "Counsellors Cash Reserve Fund, Inc." and as "Counsellors New York Tax Exempt Fund, Inc." On October 27, 1995, the Cash Reserve Fund and the Tax Exempt Fund each filed an amendment to its charter in order to change its name to "Warburg, Pincus Cash Reserve Fund, Inc." and "Warburg, Pincus New York Tax Exempt Fund, Inc.", respectively. Each Fund's charter authorizes the Board to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares are designated Advisor Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. Since no Advisor Shares are outstanding for either of the Funds, references to "shares" in this prospectus refer solely to the common shares of a Fund unless the context otherwise requires.
  MULTI-CLASS STRUCTURE. Although neither Fund currently does so, each Fund is authorized to offer a separate class of shares, the Advisor Shares, pursuant to a separate prospectus. Individual investors could only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries. Shares of each class would represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on common shares.
  VOTING RIGHTS. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Lionel I. Pincus may be deemed to be a controlling person of each Fund because he may be deemed to possess or share investment power over shares owned by clients of Warburg and certain other entities.

  SHAREHOLDER COMMUNICATIONS. Each investor will receive a quarterly statement of his account, as well as a statement of his account after any transaction that affects his share balance or share registration (other than the reinvestment of dividends or distributions or investment made through the Automatic Investment Program). Each Fund will also send to its investors a semiannual report and an audited annual report, each of which includes a list of the investment securities held by the Fund and a statement of the performance of the Fund. Periodic listings of the investment securities held by a Fund, as well as certain statistical characteristics of the Fund, may be obtained by calling Warburg Pincus Funds at (800) 927-2874 or on the Warburg Pincus Funds Web site at www.warburg.com.

  The prospectuses of the Funds are combined in this Prospectus. Each Fund offers only its own shares, yet it is possible that a Fund might become liable for a misstatement, inaccuracy or omission in this Prospectus with regard to the other Fund.

                         ------------------------------


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION OR THE FUNDS' OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS, AND IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY EACH FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, SUCH OFFER MAY NOT LAWFULLY BE MADE.

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

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               TABLE OF CONTENTS


The Funds' Expenses......................................      2
Financial Highlights.....................................      3
Investment Objective and Policies........................      4
General..................................................      5
Portfolio Investments....................................      7
Investment Guidelines....................................     10
Management of the Funds..................................     11
How to Open an Account...................................     13
How to Purchase Shares...................................     14
How to Redeem and Exchange Shares........................     16
Dividends, Distributions and Taxes.......................     20
Net Asset Value..........................................     23
Performance..............................................     23
General Information......................................     24


                          [WARBURG PINCUS FUNDS LOGO]
                      P.O. BOX 9030, BOSTON, MA 02205-9030
                           800-WARBURG (800-927-2874)
                                www.warburg.com


COUNSELLORS SECURITIES INC., DISTRIBUTOR.                           WPMMF-1-0498

                       STATEMENT OF ADDITIONAL INFORMATION


                                 April 27, 1998


                         ------------------------------

                        WARBURG PINCUS CASH RESERVE FUND

                     WARBURG PINCUS NEW YORK TAX EXEMPT FUND

                 P.O. Box 9030, Boston, Massachusetts 02205-9030
                       For information call: (800) WARBURG

                         ------------------------------


                                    Contents

                                                                                                                  Page
                                                                                                                  ----
Investment Objectives............................................................................................   2
Municipal Securities.............................................................................................   2
Investment Policies..............................................................................................   3
Special Considerations Relating to New York Municipal Securities.................................................  12
Management of the Funds..........................................................................................  25
Additional Purchase and Redemption Information...................................................................  32
Exchange Privilege...............................................................................................  32
Additional Information Concerning Taxes..........................................................................  33
Determination of Yield...........................................................................................  36
Independent Accountants and Counsel..............................................................................  37
Miscellaneous....................................................................................................  37
Financial Statements.............................................................................................  38
Appendix
         Description of Commercial Paper and Municipal Securities Ratings.......................................  A-1



                  This Statement of Additional Information is meant to be read in conjunction with the combined Prospectus of Warburg Pincus Cash Reserve Fund (the "Cash Reserve Fund") and Warburg Pincus New York Tax Exempt Fund (the "New York Tax Exempt Fund") (collectively, the "Funds"), dated April 27, 1998 and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of a Fund should be made solely upon the information contained herein. Copies of the Funds' Prospectus and information regarding each Fund's current yield may be obtained by calling the Fund at (800) 927-2874. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number or by writing to the Fund, P.O. Box 9030, Boston, Massachusetts 02205-9030.

                             INVESTMENT OBJECTIVES

                  The investment objective of the Cash Reserve Fund is to provide investors with high current income consistent with liquidity and stability of principal.

                  The investment objective of the New York Tax Exempt Fund is to provide investors with as high a level of current income that is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity.

                              MUNICIPAL SECURITIES

                  Under normal circumstances, substantially all of the New York Tax Exempt Fund's assets will be invested in Municipal Securities. Municipal Securities include short-term debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity securities that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is exempt from federal income tax.

                  The two principal types of Municipal Securities consist of "general obligation" and "revenue" issues, and the New York Tax Exempt Fund's portfolio may include "moral obligation" issues, which are normally issued by special purpose authorities. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity securities held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity securities is usually directly related to the credit standing of the corporate user of the facility involved.

                  There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the New York Tax Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser and sub-investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning ratings and their significance.

                  An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Securities may be materially adversely affected.

                  Among other instruments, the New York Tax Exempt Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                              INVESTMENT POLICIES

                  The following policies supplement the descriptions of each Fund's investment objective and policies in the Prospectus.

Additional Information on Investment Practices

                  Variable Rate Master Demand Notes. Variable rate master demand notes held by a Fund may have maturities of more than thirteen months, provided:
(i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which may extend up to thirteen months. In determining the Fund's average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of thirteen months or less, each note will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand. In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service or when purchasing variable rate master demand notes, the Fund's investment adviser and sub-investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition. In addition, when necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.

                  In the event an issuer of a variable rate master demand note defaults on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. However, the Fund will invest in such instruments only where its investment adviser and sub-investment adviser believe that the risk of such loss is minimal. In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.


                  When-Issued Securities. As stated in the Prospectus, a Fund may purchase Municipal Securities or portfolio securities, as the case may be, on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). When the Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.


                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


                  Reverse Repurchase Agreements and Borrowings. A Fund may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the Investment Company Act of 1940, as amended (the "1940 Act").


                  Repurchase Agreements (Cash Reserve Fund only). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.

                  Stand-By Commitment Agreements (New York Tax Exempt Fund only). The Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put" options. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.


                  The principal risk of a stand-by commitment is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Warburg Pincus Asset Management, Inc., each Fund's investment adviser ("Warburg"), present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Warburg will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.


                  The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

                  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

                  The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

                  The Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to a stand-by commitment and the interest on the Municipal Securities will be tax-exempt to the Fund.

                  Third Party Puts (New York Tax Exempt Fund only). The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the dollar-weighted average maturity of the Fund's portfolio would be adversely affected.

                  These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments. As with any stand-by commitment, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, Warburg, intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

                  Taxable Investments (New York Tax Exempt fund only). Because the Fund's purpose is to provide income excluded from gross income for federal income tax purposes and exempt from New York State and New York City taxes, the Fund generally will invest in taxable obligations only if and when the investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or the sale of its portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Securities generally.

                  Among the taxable investments in which the Fund may invest are repurchase agreements and time deposits maturing in not more than seven days. The Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.

Other Investment Policies and Practices of the New York Tax Exempt Fund

                  Non-Diversified Status. The New York Tax Exempt Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (a) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

Other Investment Limitations

                  Cash Reserve Fund. The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 and 12 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.

                  The Cash Reserve Fund may not:

                  1. Invest in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or indentures, state bonds, municipal bonds or industrial revenue bonds.

                  2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities, and except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

                  3. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

                  4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions or certificates of deposit, time deposits, savings deposits and bankers' acceptances.

                  5. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and enter into repurchase agreements.

                  6. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  7. Purchase securities on margin, make short sales of securities or maintain a short position.

                  8. Write or sell puts, calls, straddles, spreads or combinations thereof.

                  9. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may purchase commercial paper issued by companies that invest in real estate or interests therein.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

                  11. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by the Fund, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days' notice prior to withdrawal shall be considered illiquid securities.

                  12. Invest in oil, gas or mineral leases.

                  If a percentage restriction (other than the percentage limitation set forth in No. 3 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                  New York Tax Exempt Fund. The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 and 11 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.

                  The New York Tax Exempt Fund may not:

                  1. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

                  2. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

                  3. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (i) obligations issued by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, (ii) certificates of deposit issued by United States branches of United States banks or (iii) Municipal Securities the interest on which is paid solely from revenues of economically related projects. For purposes of this restriction, private activity securities ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

                  4. Make loans except that the Fund may purchase or hold debt obligations and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

                  5. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in debt obligations secured by real estate, mortgages or interests therein.

                  7. Purchase securities on margin, make short sales of securities or maintain short positions.

                  8. Write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may acquire stand-by commitments.

                  9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

                  10. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are not readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days and variable rate master demand notes providing for settlement upon more than seven days notice by the Fund and time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  11. Invest in oil, gas or mineral leases.

                  If a percentage restriction (other than the percentage limitation set forth in No. 2 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

Portfolio Valuation

                  Each Fund's portfolio securities are valued on the basis of amortized cost. Under this method, the Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

Portfolio Transactions


                  Warburg is responsible for establishing, reviewing, and, where necessary, modifying a Fund's investment program to achieve its investment objective. Blackrock Institutional Management Corporation ("BIMC") generally will select specific portfolio investments and effect transactions for each Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. BIMC seeks to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one dealer are comparable, BIMC may, in its discretion, effect transactions in portfolio securities with dealers who provide the Fund with research advice or other services.



                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by BIMC. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which BIMC believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, BIMC may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.



                  In no instance will portfolio securities be purchased from or sold to Warburg, BIMC, PNC Bank, National Association ("PNC") or Counsellors Securities Inc. ("Counsellors Securities") or any affiliated person of such companies, except pursuant to an exemption received from the Securities and Exchange Commission (the "SEC").



                  The New York Tax Exempt Fund may participate, if and when practicable, in bidding for the purchase of Municipal Securities directly from an issuer for the Fund's portfolio in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when Warburg and BIMC, in their sole discretion, believe such practice to be otherwise in the Fund's interest.


                  Each Fund does not intend to seek profits through short-term trading. A Fund's annual portfolio turnover will be relatively high but the Fund's portfolio turnover is not expected to have a material effect on its net income. The Fund's portfolio turnover is expected to be zero for regulatory reporting purposes.

                  SPECIAL CONSIDERATIONS RELATING TO NEW YORK
                              MUNICIPAL SECURITIES

                  Some of the significant financial considerations relating to the New York Tax Exempt Fund's investments in New York Municipal Securities are summarized below. This summary information is not intended to be a complete description and is principally derived from official statements relating to issues of New York Municipal Securities that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

                  State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. New York City (the "City"), which is the most populous city in the State and nation and is the center of the nation's largest metropolitan area, accounts for a large portion of the State's population and personal income.


                  The State has historically been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic position. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially.



                  Moderate growth is projected to continue in 1998 and 1999 for employment, wages, and personal income, although the growth rates will lessen gradually during the course of the two years. Overall employment growth is expected to continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.



                  There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



                  State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

                  The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and was based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year (the "1997-98 State Financial Plan"). In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. There can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.



                  The Governor is required by law to propose a balanced budget each year. In order to address any potential remaining budget gap, the Governor is expected to make additional proposals to bring receipts in line with disbursements. The State has closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 billion in its 1995-96, 1996-97 and 1997-98 fiscal years, respectively.



                  The 1997-98 General Fund Financial Plan is projected to be balanced on a cash basis, with a projected cash surplus of $1.83 billion. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increased General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, re-estimates of social service, fringe benefit and other spending, and certain non-recurring resources.



                  The 1997-98 adopted budget includes multi-year reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessments reductions have little or no impact on the 1997-98 State Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year.



                  Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.



                  On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.



                  The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-01 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. It is expected that the Governor will prepare amendments to his Executive Budget as permitted under law and that these amendments will be reflected in a revised Financial Plan. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.



                  The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including pre-payments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.



                  The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under STAR, which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million. These initiatives include reducing the fee to register passenger motor vehicles and earmarking a larger portion of such fees to dedicated funds and other purposes; extending the number of weeks in which certain clothing purchases are exempt from sales taxes; more fully conforming State law to reflect recent Federal changes in estate taxes; continuing lower pari-mutuel tax rates; and accelerating scheduled property tax relief for farmers from 1999 to 1998. In addition to the specific tax and fee reductions discussed above, the Executive Budget also proposes establishing a reserve of $100 million to permit the acceleration into 1998-99 of other tax reductions that are otherwise scheduled in law for implementation in future fiscal years.



                  The Division of the Budget estimates that the 1998-99 Financial Plan includes approximately $62 million in non-recurring resources, comprising less than two-tenths of one percent of General Fund disbursements. The non-recurring resources projected for use in 1998-99 consist of $27 million in retroactive federal welfare reimbursements for family assistance recipients with HIV/AIDS, $25 million in receipts from the Housing Finance Agency that were originally anticipated in 1997-98, and $10 million in other measures, including $5 million in asset sales.



                  Disbursements from Capital Projects funds in 1998-99 are estimated at $4.82 billion, or $1.07 billion higher than 1997-98. The proposed spending plan includes: $2.51 billion in disbursements for transportation purposes, including the State and local highway and bridge program; $815 million for environmental activities; $379 million for correctional services; $228 million for the State University of New York ("SUNY") and the City University of New York ("CUNY"); $290 million for mental hygiene projects; and $375 million for CEFAP. Approximately 28 percent of capital projects are proposed to be financed by "pay-as-you-go" resources. State-supported bond issuances finance 46 percent of capital projects, with federal grants financing the remaining 26 percent.



                  The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the financial plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results, however, could differ materially and adversely from the projections set forth in a financial plan, and those projections may be changed materially and adversely from time to time.



                  In the past, the State has taken management actions and made use of internal sources to address potential State financial plan shortfalls, and the Division of Budget believes it could take similar actions should variances occur in its projections for the current fiscal year.

                  Recent Financial Results. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes.


                  The State ended the first six months of its 1997-98 fiscal year with an unaudited General Fund cash balance of $3.2 billion, or $254 million above the August Financial Plan estimate. Total unaudited receipts, including transfers from other funds, totaled $18.8 billion, or $340 million higher than expected. The additional receipts reflected higher-than-anticipated tax revenues of $244 million and miscellaneous receipts of $93 million. Unaudited General Fund spending for the same period equaled $16.0 billion, or $86 million above the cashflow projections published in the August Financial Plan. For fiscal year 1997-98, total General Fund receipts were projected at $35.09 billion, an increase of $2.05 billion from 1996-97 results. Total disbursements, including transfers to capital projects, debt service and other funds, were projected at $34.60 billion, or 5.2 percent higher than disbursements in 1996-97.



                  The mid-year update projected a closing balance in the General Fund of $927 million, which was composed of a $530 million reserve for future needs, a $332 million balance in the Tax Stabilization Reserve Fund ("TSRF"), and a $65 million balance in the Contingency Reserve Fund ("CRF").



                  As part of the 1997-98 Adopted Budget Report, the State also issued its update to the GAAP-basis Financial Plan for the State's 1997-98 fiscal year, based on the cash-basis 1997-98 State Financial Plan completed in August. The GAAP-basis update projected a General Fund operating deficit of $959 million, primarily reflecting the use of a portion of the 1996-97 cash surplus to fund 1997-98 liabilities, offset by the $530 million reserve for future needs.


                  Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

                  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

                  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.


                  In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.



                  In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through New York State's annual seasonal borrowing. The legislation empowered LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which were to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap was thus permitted in any fiscal year, it was required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. As of June 1995, LGAC had issued bonds to provide net proceeds of $4.7 billion, completing the program.

                  On January 13, 1992, Standard & Poor's Ratings Services ("S&P") reduced its ratings on the State's general obligation bonds from A to A-and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 2, 1998, S&P affirmed its A rating on the State's outstanding bonds.



                  On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State and stated that the outlook for the State's general obligations is stable.



                  The State anticipates that its capital programs will be financed, in part, by State and public authorities borrowings in the 1997-98 fiscal year. The State expects to issue $605 million in general obligation bonds (including $140 million for purposes of redeeming outstanding bond anticipation notes) and $140 million in general obligation commercial paper. The Legislature has also authorized the issuance of $311 million in certificates of participation (including costs of issuance, reserve funds and other costs) during the State's 1997-98 fiscal year for equipment purchases. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.



                  The proposed 1997-98 through 2002-03 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As a part of that Plan, changes were proposed to the State's 1997-98 borrowing plan, including: the delay in the issuance of COPs to finance welfare information systems until 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program to pay-as-you-go financing.



                  As a result of these changes, the State's 1997-98 borrowing plan now reflects: $501 million in general obligation bonds (including $140 million for purposes of redeeming outstanding BANs) and $140 million in general obligation commercial paper; the issuance of $83 million in COPs for equipment purchases; and approximately $1.8 billion in borrowings by public authorities pursuant to lease-purchase and contractual-obligation financings for capital programs of the State, including costs of issuance, reserve funds, and other costs, net of anticipated refundings and other adjustments for 1997-98 capital projects. The projection of State borrowings for the 1997-98 fiscal year is subject to change as market conditions, interest rates and other factors vary through the end of the fiscal year.

                  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.


                  Litigation. Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action against New York State and New York City officials alleging inadequate shelter allowances to maintain proper housing; (4) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (5) alleged responsibility of New York State officials to assist in remedying racial segregation in the City of Yonkers; (6) challenges to regulations promulgated by the Superintendent of Insurance establishing certain excess medical malpractice premium rates; (7) challenges to certain aspects of petroleum business taxes; (8) action alleging damages resulting from the failure by the State's Department of Environmental Conservation to timely provide certain data; (9) challenges to the constitutionality of Public Health Law 2807-d, which imposes a gross receipts tax from certain patient care services;
(10) an action seeking reimbursement from the State for certain costs arising out of the provision of pre-school services and programs for children with handicapped conditions; (11) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; and (12) a challenge to the constitutionality of Clean Water/Clean Air Bond Act.



                  Several actions challenging the constitutionality of legislation enacted during the 1990 legislative session which changed actuarial funding methods for determining state and local contributions to state employee retirement systems have been decided against the State. As a result, the Comptroller developed a plan to restore the State's retirement systems to prior funding levels. Such funding is expected to exceed prior levels by $116 million in fiscal 1996-97, $193 million in fiscal 1997-98, peaking at $241 million in fiscal 1998-99. Beginning in fiscal 2001-02, State contributions required under the Comptroller's plan are projected to be less than that required under the prior funding method. As a result of the United States Supreme Court decision in the case of State of Delaware vs. State of New York, on January 21, 1994, the State entered into a settlement agreement with various parties. Pursuant to all agreements executed in connection with the action, the State was required to make aggregate payments of $351.4 million. Annual payments to the various parties will continue through the State's 2002-03 fiscal year in amounts which will not exceed $48.4 million in any fiscal year subsequent to the State's 1994-95 fiscal year. Litigation challenging the constitutionality of the treatment of certain moneys held in a reserve fund was settled in June 1996 and certain amounts in a Supplemental Reserve Fund previously credited by the State against prior State and local pension contributions will be paid in 1998.

                  The legal proceedings noted above involve State finances, State programs and miscellaneous cure rights, tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 1997-98 fiscal year or thereafter. Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced financial plan. An adverse decision in any of these proceedings could exceed the amount of the reserve established in the State's financial plan for the payment of judgments and, therefore, could affect the ability of the State to maintain a balanced financial plan. In its audited financial statements for the 1996-97 fiscal year, the State reported its estimated liability for awarded and anticipated unfavorable judgments to be $364 million, of which $134 million is expected to be paid during the 1997-98 fiscal year.

                  Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.


                  Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.


                  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

                  New York City and Other Localities. The fiscal health of the State of New York may also be impacted by the fiscal health of its localities, particularly the City of New

York, which has required and continues to require significant financial assistance from New York State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.


                  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.



                  On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998, S&P placed a BBB+ rating on the City's general obligation debt on CreditWatch with positive implications. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded nearly $28 billion of the City's debt from Baa1 to A3.



                  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. To help alleviate the City's financial difficulties, the Legislature created the Municipal Assistance Corporation ("MAC") in 1975. Since its creation, MAC has provided, among other things, financing assistance to the City by refunding maturing City short-term debt and transferring to the City funds received from sales of MAC bonds and notes. MAC is authorized to issue bonds and notes payable from certain stock transfer tax revenues, from the City's portion of the State sales tax derived in the City and, subject to certain prior claims, from State per capita aid otherwise payable by the State to the City. Failure by the State to continue the imposition of such taxes, the reduction of the rate of such taxes to rates less than those in effect on July 2, 1975, failure by the State to pay such aid revenues and the reduction of such aid revenues below a specified level are included among the events of default in the resolutions authorizing MAC's long-term debt. The occurrence of an event of default may result in the acceleration of the maturity of all or a portion of MAC's debt. MAC bonds and notes constitute general obligations of MAC and do not constitute an enforceable obligation or debt of either the State or the City. As of June 30, 1997, MAC had outstanding an aggregate of approximately $4.267 billion of its bonds. MAC is authorized to issue bonds and notes to refunds its outstanding bonds and notes and to fund certain reserves, without limitation as to principal amount, and to finance certain capital commitments to the Transit Authority and the New York City School Construction Authority through the 1997 fiscal year in the event the City fails to provide such financing.

                  Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "Control Board") and since 1978 the City's financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City is required during a "control period" to submit annually for Control Board approval, and when a control period is not in effect for Control Board review, a financial plan for the next four fiscal years covering the City and certain agencies showing balanced budgets determined in accordance with GAAP. New York State also established the Office of the State Deputy Comptroller for New York City ("OSDC") to assist the Control Board in exercising its powers and responsibilities. On June 30, 1986, the City satisfied the statutory requirements for termination of the control period. This means that the Control Board's powers of approval are suspended, but the Board continues to have oversight responsibilities.



                  On June 10, 1997, the City submitted to the Control Board the Financial Plan (the "1998-2001 Financial Plan") for the 1998 through 2001 fiscal years, relating to the City, the Board of Education ("BOE") and CUNY and reflected the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The 1998-2001 Financial Plan projected revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The 1998-99 Financial Plan projects General Fund receipts (including transfers from other funds) of $36.22 billion, an increase of $1.02 billion over the estimated 1997-987 level. Recurring growth in the State General Fund tax base is projected to be approximately six percent during 1998-99, after adjusting for tax law and administrative changes. This growth rate is lower than the rates for 1996-97 or currently estimated for 1997-98, but roughly equivalent to the rate for 1995-96.



                  The 1998-99 forecast for user taxes and fees also reflects the impact of scheduled tax reductions that will lower receipts by $38 million, as well as the impact of two Executive Budget proposals that are projected to lower receipts by an additional $79 million. The first proposal would divert $30 million in motor vehicle registration fees from the General Fund to the Dedicated Highway and Bridge Trust Fund; the second would reduce fees for motor vehicle registrations, which would further lower receipts by $49 million. The underlying growth of receipts in this category is projected at 4 percent, after adjusting for these scheduled and recommended changes.



                  In comparison to the current fiscal year, business tax receipts are projected to decline slightly in 1998-99, falling from $4.98 million to $4.96 billion. The decline in this category is largely attributable to scheduled tax reductions. In total, collections for corporation and utility taxes and the petroleum business tax are projected to fall by $107 million from 1997-98. The decline in receipts in these categories is partially offset by growth in the corporation franchise, insurance and bank taxes, which are projected to grow by $88 million over the current fiscal year.



                  The Financial Plan is projected to show a GAAP-basis surplus of $131 million for 1997-98 and a GAAP-basis deficit of $1.3 billion for 1998-99 in the General Fund, primarily as a result of the use of the 1997-98 cash surplus. In 1998-99, the

General Fund GAAP Financial Plan shows total revenues of $34.68 billion, total expenditures of $35.94 billion, and net other financing sources and uses of $42 million.



                  Since the preparation of the 1998-2001 Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the financial plan, which will increase projected City sales tax revenues; provided for State aid to the City which was less than assumed in the financial plan; and enacted a State funded tax relief program which begins a year later than reflected in the financial plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget Act of 1997 are expected to increase tax revenues in the 1998 fiscal year.



                  Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1997 fiscal year, there can be no assurance that the gap-closing actions proposed in the 1998-2001 Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.



                  The projections set forth in the 1998-2001 Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the 1998-2001 Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.



                  Implementation of the 1998-2001 Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $5.7 billion of general obligation bonds and $5.7 billion of bonds to be issued by the proposed New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority, was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. Indebtedness subject to the constitutional debt limit includes liability on capital contracts that are expected to be funded with general obligation bonds, as well as general obligation bonds.

On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for the City capital projects would exceed the City's debt limit during fiscal year 1997-98. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.



                  The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.



                  The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. Although the City's current financial plan projects $2.4 billion of seasonal financing for the 1998 fiscal year, the City expects to undertake only approximately $1.4 billion of seasonal financing. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.



                  Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the 1997-98 fiscal year.



                  Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the re-establishment of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by New York State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.



                  Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the city of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

                  Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and that was largely continued in 1997. Twenty-eight municipalities are scheduled to share in more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97% increase in General Purpose State Aid.



                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in New York State other than New York City was approximately $19 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling New York State legislation. State law requires the comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.


                  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If New York State, New York City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within New York State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing New York State assistance in the future.


                            MANAGEMENT OF THE FUNDS

Officers and Board of Directors

                  The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard N. Cooper* (63) ...........................   Director
Harvard University                                    Professor at Harvard University; National Intelligence
1737 Cambridge Street                                 Council from June 1995 until January 1997; Director or
Cambridge, Massachusetts  02138                       Trustee of Circuit City Stores, Inc. (retail electronics and appliances) and Phoenix Home Life Insurance Company;
                                                      Director/Trustee of other investment companies advised by
                                                      Warburg.

Jack W. Fritz (70).................................   Director
2425 North Fish Creek Road                            Private investor; Consultant and Director of Fritz
P.O. Box 483                                          Broadcasting, Inc. and Fritz Communications (developers and
Wilson, Wyoming  83014                                operators of radio stations); Director of Advo, Inc. (direct mail advertising); Director/Trustee of other investment
                                                      companies advised by Warburg.

John L. Furth* (67)................................   Director
466 Lexington Avenue                                  Vice Chairman and Director of Warburg; Associated with
New York, New York  10017-3147                        Warburg since 1970; Chairman of the Board of other investment companies advised by Warburg.

Jeffrey E. Garten (51).............................   Director
Box 208200                                            Dean of Yale School of Management and William S. Beinecke
New Haven, Connecticut  06520-8200                    Professor in the Practice of International Trade and Finance;
                                                      Undersecretary of Commerce for International Trade from
                                                      November 1993 to October 1995; Professor at Columbia University
                                                      from September 1992 to November 1993; Director/Trustee of
                                                      other investment companies advised by Warburg.

------------------------

* Indicates a Director who is an "interested person" of the Fund as defined in the 1940 Act.

Thomas A. Melfe (66)...............................   Director
1251 Avenue of the Americas                           Partner in the law firm of Piper & Marbury L.L.P.; Partner in
New York, New York 10020-1104                         the law firm of Donovan Leisure Newton & Irvine from April
                                                      1984 to April 1998; Director of Municipal Fund for New York
                                                      Investors, Inc.; Director/Trustee of other investment companies advised by Warburg.

Arnold M. Reichman* (49)...........................   Director
466 Lexington Avenue                                  Managing Director and Assistant Secretary of Warburg;
New York, New York  10017-3147                        Associated with Warburg since 1984; Senior Vice President,
                                                      Secretary and Chief Operating Officer of Counsellors Securities;
                                                      Director/Trustee of other investment companies advised by Warburg.

Alexander B. Trowbridge (68).......................   Director
1317 F Street, N.W., 5th Floor                        President of Trowbridge Partners, Inc. (business consulting)
Washington, DC  20004                                 from January 1990 to November 1996; Director or Trustee of
                                                      New England Mutual Life Insurance Co., ICOS Corporation
                                                      (biopharmaceuticals), Waste Management, Inc. (solid and
                                                      hazardous waste collection and disposal), IRI International
                                                      (energy services), The Rouse Company (real estate
                                                      development), Harris Corp. (electronics and communications equipment), The Gillette Co. (personal care products) and Sun
                                                      Company Inc. (petroleum refining and marketing);
                                                      Director/Trustee of other investment companies advised by
                                                      Warburg.

Eugene L. Podsiadlo (41)...........................   President
466 Lexington Avenue                                  Managing Director of Warburg; Associated with Warburg since
New York  10017-3147                                  1991; Vice President of Citibank, N.A. from 1987-1991;
                                                      Officer of Counsellors Securities and other investment companies advised by Warburg.

Eugene P. Grace (46)...............................   Vice President and Secretary
466 Lexington Avenue                                  Senior Vice President of Warburg; Associated with Warburg
New York, New York  10017-3147                        since April 1994; Attorney-at-law from September 1989-April
                                                      1994; life insurance agent, New York Life Insurance Company from
                                                      1993-1994; Officer of Counsellors Securities and other investment companies advised by Warburg.

Stephen Distler (44)...............................   Vice President
466 Lexington Avenue                                  Managing Director of Warburg; Associated with Warburg since
New York, New York  10017-3147                        1984; Treasurer of Counsellors Securities; Officer of other investment companies advised by Warburg.

Howard Conroy, CPA (44)............................   Vice President  and Chief Financial Officer
466 Lexington Avenue                                  Vice President of Warburg; Associated with Warburg since
New York, New York  10017-3147                        1992; Officer of other investment companies advised by
                                                      Warburg.

Daniel S. Madden, CPA (32).........................   Treasurer and Chief Accounting Officer
466 Lexington Avenue                                  Vice President of Warburg; Associated with Warburg since
New York, New York 10017-3147                         1995; Associated with BlackRock Financial Management, Inc.
                                                      from September 1994 to October 1995; Associated with BEA Associates from April 1993 to September 1994; Associated with Ernst & Young LLP from 1990 to 1993; Officer of other investment companies advised by
                                                      Warburg.

Janna Manes, Esq. (30).............................   Assistant Secretary
466 Lexington Avenue                                  Vice President of Warburg; Associated with Warburg since
New York, New York 10017                              1996; Associated with the law firm of Willkie Farr &
                                                      Gallagher from 1993-1996; Officer of other investment companies advised by Warburg.

                  No employee of Warburg, BIMC, PNC or PFPC Inc. ("PFPC") or any of their affiliates receives any compensation from a Fund for acting as an officer or Director of a Fund. Each Director who is not a director, officer or employee of Warburg, PFPC or any of their affiliates receives an annual fee of $2,000, and $500 for each meeting of the Board attended by him for his services as Director and is reimbursed for expenses incurred in connection with his attendance at Board meetings.



Directors' Compensation
(for the ten-month period ended December 31, 1997)



                                                                                   Total Compensation from
                                                      Compensation from            all Investment Companies
Name of Director*                                         each Fund                   Managed by Warburg
----------------                                          ---------                   ------------------
John L. Furth                                             None**                            None**
Richard N. Cooper                                         $2,000                           $44,500
Donald J. Donahue***                                      $2,000                           $44,500
Jack W. Fritz                                             $2,000                           $44,500
Jeffrey E. Garten****                                       N/A                              N/A
Thomas A. Melfe                                           $2,000                           $44,500
Arnold M. Reichman                                        None**                            None**
Alexander B. Trowbridge                                   $2,000                           $44,500

--------------------


* Each Director also serves as a Director or Trustee of 25 other investment companies advised by Warburg.



** Mr. Furth and Mr. Reichman receive compensation as affiliates of Warburg, and, accordingly, receive no compensation from a Fund or any other investment company managed by Warburg.



***      Mr. Donahue resigned as a Director of each Fund effective February 6,
         1998.



**** Mr. Garten became a Director of each Fund effective February 6, 1998 and, accordingly, received no compensation from the Funds for the 10-month period ended December 31, 1997.



                  As of April 1, 1998, Directors and officers of a Fund as a group owned of record less than 1% of the relevant Fund's outstanding common stock.


Investment Adviser, Sub-Investment Adviser and Administrator and Co-Administrator


                  Warburg serves as investment adviser to the Fund, BIMC serves as sub-investment adviser and administrator to the Fund and Counsellors Funds Service, Inc. ("Counsellors Service") serves as co-administrator to the Fund pursuant to written agreements (the "Advisory Agreement," the "Sub-Advisory Agreement" and the "Co-Administration Agreement," respectively, and collectively, the "Agreements"). The services provided by and the fees payable by the Fund to Warburg, BIMC and Counsellors Service under the respective Agreements are described in the Prospectus. Prior to June 29, 1994, Counsellors Service served as administrative services agent to the Fund pursuant to a written agreement (the "Administrative Services Agreement").


CASH RESERVE FUND


Advisory and Sub-Advisory Fees paid to each of Warburg and BIMC



        Fiscal year ended                   Fiscal year ended                 10-month period ended
        February 29, 1996                   February 28, 1997                   December 31, 1997
             $772,648                          $1,092,344                          $1,004,894



Regarding the aggregate amounts waived and for the same periods, Warburg voluntarily waived $205,222, $229,970 and $192,234, respectively, and BIMC voluntarily waived $307,832, $344,956 and $288,351, respectively.



Administrative Services/Co-Administration Fees paid to Counsellors Service



        Fiscal year ended                   Fiscal year ended                 10-month period ended
        February 29, 1996                   February 28, 1997                  December 31, 1997
             $309,059                           $436,938                            $401,957



NEW YORK TAX EXEMPT FUND



Advisory and Sub-Advisory Fees paid to each of Warburg and BIMC



        Fiscal year ended                   Fiscal year ended                 10-month period ended
        February 29, 1996                   February 28, 1997                  December 31, 1997
             $224,129                           $287,156                            $294,367

Regarding the aggregate amounts waived and for the same periods, Warburg voluntarily waived $96,389, $74,362 and $58,818, respectively, and BIMC voluntarily waived $144,395, $111,543 and $88,227, respectively.



Administrative Services/Co-Administration Fees paid to Counsellors Service



        Fiscal year ended                   Fiscal year ended                 10-month period ended
        February 29, 1996                   February 28, 1997                  December 31, 1997
        -----------------                   -----------------                  -----------------
             $89,652                            $114,862                            $117,747


Banking Laws


                  Banking laws and regulations presently (i) prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 (the "Holding Company Act") or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, but (ii) do not prohibit such a holding company or affiliate from acting as investment adviser, transfer agent or custodian to such an investment company. PNC and BIMC are subject to such banking laws and regulations.



                  BIMC, PNC and each Fund have been advised by Messrs. Ballard, Spahr, Andrews & Ingersoll that BIMC and PNC may perform the services for a Fund contemplated by their respective agreements with the Fund and the Prospectus without violation of applicable banking laws or regulations. Such counsel have pointed out, however, that future changes in legal requirements relating to the permissible activities of banks and their affiliates, as well as future interpretations of present requirements, could prevent one or more of them from continuing to perform services for the Fund. If BIMC or PNC were prohibited from providing services to the Fund, the Board would select another qualified firm. Any new sub-investment advisory agreement would be subject to shareholder approval.


Custodian and Transfer Agent

                  PNC is custodian of each Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC (i) maintains a separate account or accounts in the name of the Fund, (ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions on account of the Fund's portfolio securities and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. PNC is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of a Fund, provided that PNC remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. PNC is an indirect wholly owned subsidiary of PNC Bank Corp., and its principal business address is 1600 Market Street, Philadelphia, Pennsylvania 19103.

                  State Street Bank and Trust Company ("State Street") has agreed to serve as each Fund's shareholder servicing, transfer and dividend disbursing agent pursuant to a Transfer Agency and Service Agreement, under which State Street (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of the Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts, and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. State Street has delegated to Boston Financial Data Services, Inc. ("BFDS"), a 50% owned subsidiary, responsibility for most shareholder servicing functions. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

Organization of the Fund

                  Each Fund is incorporated in Maryland. See the Prospectus, "General Information." All shareholders of a Fund, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

Distribution and Shareholder Servicing

                  Until June 9, 1995, the New York Tax Exempt Fund was under an agreement (the "Selected Dealer Agreement") with Janney Montgomery Scott Inc. ("Janney Montgomery") whereby Janney Montgomery agreed to provide distribution, administrative and shareholder services for their Customers who owned Advisor Shares. Under the Selected Dealer Agreement, Counsellors Securities, out of moneys received from the Fund, paid Janney Montgomery a fee, accrued daily and paid quarterly, calculated at the annual rate of .10% of the Fund's average daily net assets with respect to distribution and administrative services and
 .25% of the Fund's average daily net assets with respect to shareholder services. During the fiscal year ended February 28, 1995, Janney Montgomery received $41,225. During the period March 1, 1995 through June 8, 1995 (elimination of series), Janney Montgomery received fees of $10,080. The amounts retained were used primarily to defray a portion of the costs incurred in rendering services to Janney Montgomery's customers under the Selected Dealer Agreement, principally compensation to its sales representatives.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

                  Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectus.


                  Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)


                  If the Board of a Fund determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. The Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

                  Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the Fund.

                               EXCHANGE PRIVILEGE

                  An exchange privilege with certain other funds advised by Warburg is available to investors in each Fund. The funds into which exchanges of Common Shares currently can be made are listed in the Common Share Prospectus. Exchanges may also be made between certain Warburg Pincus Advisor Funds.

                  The exchange privilege enables shareholders to acquire shares in a fund with a different investment objective when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Common Shares or Advisor Shares being acquired, as relevant, may legally be sold. Prior to any exchange, the investor should obtain and review a copy of the current prospectus of the relevant class of each fund into which an exchange is being considered. Shareholders may obtain a prospectus of the relevant class of the fund into which they are contemplating an exchange from Counsellors Securities.


                  Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value of the relevant class and the proceeds are invested on the same day, at a price as described above, in shares of the relevant class of the fund being acquired. The exchange privilege may be modified or terminated at any time upon 30 days' notice to shareholders.


                    ADDITIONAL INFORMATION CONCERNING TAXES

                  The discussion set out below of tax considerations generally affecting a Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                  As described above and in the Funds' Prospectus, the New York Tax Exempt Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.


                  Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If it qualifies as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, each Fund must, among other things: (i) distribute to its shareholders at least the sum of 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains) plus 90% of its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; and (iii) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, the Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

                  Although each Fund expects to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any taxes paid by the Fund would reduce the amount of income and gains available for distribution to shareholders.

                  Investors in the Cash Reserve Fund should be aware that it is possible that some portion of the Fund's income from investments in obligations of foreign banks could become subject to foreign taxes.


                  Because the New York Tax Exempt Fund will distribute exempt interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes and New York State and New York City personal income tax purposes. In addition, the Code may require a shareholder, if he or she receives exempt interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Fund which represents income derived from private activity securities held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Fund's prospectus, (i) some of the Fund's dividends may be a tax preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes and (ii) the receipt of Fund dividends and distributions may affect a corporate shareholder's federal "environmental" tax liability if that tax is reinstated as proposed by President Clinton. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they
(i) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) are subject to a federal alternative minimum tax, the federal environmental tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

                  While each Fund does not expect to realize net long-term capital gains, any such realized gains will be distributed as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by a Fund to shareholders after the close of the Fund's taxable year. Gain or loss, if any, recognized on the sale or other disposition of shares of the Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share.

                  A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.


                  Each shareholder of the Cash Reserve Fund will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.


                  Each shareholder of the New York Tax Exempt Fund will receive an annual statement as to the federal and New York State and New York City personal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to the Fund's dividends and distributions. The dollar amount of dividends excluded from federal income taxation and exempt from New York State and New York City personal income taxation and the dollar amounts subject to federal income and New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. In the event that the Fund derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

                  If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to withholding, then the shareholder may be subject to a 31% "backup withholding" tax with respect to (a) taxable dividends and distributions and (b) the proceeds of any redemptions of Fund shares. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.


      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
       AFFECTING A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO
               CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE
                    PARTICULAR TAX CONSEQUENCES TO THEM OF AN
                             INVESTMENT IN THE FUND.


                             DETERMINATION OF YIELD


                  From time to time, each Fund may quote its yield, effective yield and tax equivalent yield, as applicable, in advertisements or in reports and other communications to shareholders. The Cash Reserve Fund's yield and effective yield for the seven-day period ended on December 31, 1997 were 5.26% and 5.40%, respectively. In the absence of waivers, these yields would have been 5.05% and 5.18%, respectively. The New York Tax Exempt Fund's yield, effective yield and tax equivalent yield for the seven-day period ended on December 31, 1997, was 3.37%, 3.43% and 6.24% (based on a 50.14% total of 3 tax rates), respectively. In the absence of waivers these yields would have been 3.30%, 3.35% and 6.11%, respectively. Each Fund's seven-day yield is calculated by (i) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (ii) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (iii) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Each Fund's seven-day compound effective annualized yield is calculated by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. The New York Tax Exempt Fund's tax equivalent yield is calculated by dividing that portion of the base period return which is exempt from federal, New York State and New York City personal income taxes by 1 minus the highest marginal federal, New York State and New York City individual income tax rates and adding the quotient to that portion, if any, of the yield which is not exempt from those taxes.


                  Each Fund's yield will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, the Fund's yield will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. In comparing the Fund's yield with that of other money market funds, investors should give consideration to the quality and maturity of the portfolio securities of the respective funds.

                      INDEPENDENT ACCOUNTANTS AND COUNSEL


                  Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), with principal offices at 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The Funds' financial statements for the 10-month period ended December 31, 1997, that is incorporated by reference in this Statement of Additional Information have been audited by Coopers & Lybrand, and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.


                  Willkie Farr & Gallagher serves as counsel for each Fund as well as counsel to Warburg, Counsellors Service and Counsellors Securities.

MISCELLANEOUS


                  As of March 31, 1998, the name, address and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of the Fund's outstanding shares were as follows:



------------------------------------------------------- -------------------------------
CASH RESERVE FUND                                                COMMON STOCK
------------------------------------------------------- -------------------------------
Fiduciary Trust Company International*                                      20.86%
Securities  Services Group
Church Street Station
P.O. Box  3199
New York, NY  10008-3199

------------------------------------------------------- -------------------------------
Neuberger and Berman*                                                       29.47%
Attn.: Operations Control Dept.
55 Water Street, FL 272
New York, NY  10041-0001

------------------------------------------------------- -------------------------------
The Bank of New York*                                                        7.67%
Special Processing Dept.
2nd Floor
One Wall Street
New York, NY  10005-2501
------------------------------------------------------- -------------------------------
Zilog Inc. Corporate Acct.*                                                 10.96%
c/o M. Tangirala
Zilog Inc.
210 Hacienda Avenue
Campbell, CA 95008-6617
------------------------------------------------------- -------------------------------

------------------------------------------------------- -------------------------------
CASH RESERVE FUND                                                COMMON STOCK
------------------------------------------------------- -------------------------------
Warburg Pincus & Co.                                                         5.41%
466 Lexington Avenue-10th Floor
New York, NY 10017-3147
------------------------------------------------------- -------------------------------


------------------------------------------------------- -------------------------------
NEW YORK TAX EXEMPT FUND                                         COMMON STOCK
------------------------------------------------------- -------------------------------
Fiduciary Trust Company International*                                      47.20%
Securities Services Group
Church Street Station
P.O. Box 3199
New York, NY  10008-3199

------------------------------------------------------- -------------------------------
Neuberger & Berman*                                                         42.35%
Attn.: Operations Control Dept.
55 Water Street, FL 272
New York, NY  10041-0001
------------------------------------------------------- -------------------------------



         * To the knowledge of each Fund, these entities are not the beneficial owners of a majority of the shares held by them of record.



                  Mr. Lionel I. Pincus may be deemed to have beneficially owned 46.5% and 30.1% of the Cash Reserve and New York Tax Exempt Fund's shares outstanding, respectively, including shares owned by clients for which Warburg has investment discretion and by companies that he may be deemed to control. Mr. Pincus disclaims ownership of these shares and does not intend to exercise voting rights with respect to these shares.


                              FINANCIAL STATEMENTS


                  Each Fund's audited annual report, dated December 31, 1997, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. A Fund will furnish without charge a copy of its annual report upon request by calling Warburg Pincus Funds at (800) 927-2874.

                                    APPENDIX

                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

                  Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                  Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                   DESCRIPTION OF MUNICIPAL SECURITIES RATINGS

                  The following summarizes the highest two ratings used by S&P for Municipal Securities:

                  AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                  AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                  To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

                  The following summarizes the highest two ratings used by Moody's for bonds:

                  Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                  Aa - Bonds that are rated As are judged to be of high quality by all standards. Together with the Aaa group they are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

                  Moody's applies numerical modifiers (1,2 and 3) with respect to the bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

                  The following summarizes the two highest ratings used by S&P for short-term notes:

                  SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

                  SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

                  The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

                  MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                  MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

                  Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                  The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                  Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                  Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

                  Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                                     PART C

                                OTHER INFORMATION

Item 24.          Financial Statements and Exhibits

              (a)     Financial Statements

                     (1)      Financial Statements included in Part A:
                              (a)  Financial Highlights.


                     (2)      Financial Statements included in Part B:
                              (incorporated by reference to Annual Report dated December 31, 1997)
                              (a)      Report of Coopers & Lybrand L.L.P.,
                                       Independent Accountants.
                              (b)      Statement of Net Assets.
                              (c)      Maturity Schedule of Portfolio.
                              (d)      Statement of Operations.
                              (e)      Statement of Changes in Net Assets.
                              (f)      Notes to Financial Statements.


              (b)     Exhibits:


Exhibit No.                Description of Exhibit
     1(a)                  Articles of Incorporation.*

     1(b)                  Articles of Amendment.**

     1(c)                  Articles Supplementary.**

     2(a)                  Amended and Restated By-Laws.*

     2(b)                  Amendment to By-Laws.***

--------

* Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A for Warburg, Pincus New York Tax Exempt Fund, Inc. (formerly known as Counsellors New York Tax Exempt
         Fund) filed on June 28, 1995 (Securities Act File No. 2-94841).

** Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A for Warburg, Pincus New York Tax Exempt Fund, Inc. (formerly known as Counsellors New York Tax Exempt
         Fund) filed on June 25, 1997 (Securities Act File No. 2-94841).


*** Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A for Warburg, Pincus Cash Reserve Fund, Inc. (formerly known as Counsellors Cash Reserve Fund) filed on July 1, 1996 (Securities Act File No. 2-94840).

     2(c)                  Amendment to the By-Laws.****

     3                     Not applicable.

     4(a)                  Form of certificates for common stock.*****

     5(a)                  Form of Investment Advisory Agreement.*

     5(b)                  Form of Sub-Investment Advisory and Administration Agreement.*

     5(c)                  Form of Co-Administration Agreement.***

     6                     Form of Distribution Agreement.*

     7                     Not applicable.

     8                     Form of Custodian Agreement.*****

     9                     Form of Transfer Agency Agreement.*****

     10                    Opinion and Consent of Willkie Farr & Gallagher.

     11                    Consent of Coopers & Lybrand L.L.P.

     12                    Not applicable.

     13                    Form of Purchase Agreement.*****

     14                    Form of Retirement Plans.******

     15(a)                 Form of Shareholder Services Plan.*****

     15(b)                 Distribution Plan.***

     16                    Computation of Performance Quotations.


**** Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A for Warburg, Pincus Health Sciences Fund, Inc. filed on February 23, 1998 (Securities Act File No. 33-15419).


***** Incorporated by reference; material provisions of this exhibit substantially similar to those of this exhibit in Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A for Warburg, Pincus Cash Reserve Fund, Inc. (formerly known as Counsellors Cash Reserve Fund) filed on June 28, 1995 (Securities Act File No. 2-94840).

****** Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A for Warburg, Pincus Capital Appreciation Fund filed on May 16, 1988 (Securities Act File No. 33-12344).

     16                    Computation of Performance Quotations.

     17                    Financial Data Schedule.

--------

Item 25. Persons Controlled by or Under Common Control with Registrant


                  From time to time, Warburg Pincus Asset Management, Inc. ("Warburg") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant Fund's shares on behalf of discretionary advisory clients. Warburg has five wholly-owned subsidiaries: Counsellors Securities Inc., a New York corporation; Counsellors Funds Service Inc., a Delaware corporation; Counsellors Agency Inc., a New York corporation; Warburg, Pincus Investments International (Bermuda), Ltd., a Bermuda corporation; and Warburg, Pincus Asset Management International, Inc., a Delaware corporation.


Item 26. Number of Holders of Securities


         As of March 31, 1998:



                                                             Number of Record
Title of Class                                                    Holders
--------------                                                    -------
Common Stock                                                        309


Item 27. Indemnification


                  Registrant, and officers and directors of Warburg, Counsellors Securities Inc. ("Counsellors Securities") and Registrant, are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Trust (Securities Act File No. 33-58125), filed on March 17, 1995.


Item 28(a). Business and Other Connections of Investment Adviser


                  Warburg, a wholly owned subsidiary of Warburg, Pincus Asset Management Holdings, Inc., acts as investment adviser to Registrant. Warburg renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Warburg, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Warburg (SEC File No. 801-28- 496).

         (b) Business and Other Connections of Sub-Investment Adviser and Administrator

                  Blackrock Institutional Management Corporation ("BIMC"), a wholly owned indirect subsidiary of PNC Bank, National Association ("PNC"), performs sub-investment advisory services for Registrant and advisory services for certain other investment companies. PNC and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. In addition to its trust business, PNC provides commercial banking services. The list required by this Item 28 of officers and directors of BIMC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by BIMC (SEC File No. 801-13-304).

Item 29. Principal Underwriter


                  (a) Counsellors Securities will act as distributor for Registrant. Counsellors Securities currently acts as distributor for Warburg Pincus Balanced Fund; Warburg Pincus Capital Appreciation Fund; Warburg Pincus Cash Reserve Fund; Warburg Pincus Emerging Growth Fund; Warburg Pincus Emerging Markets Fund; Warburg Pincus Fixed Income Fund; Warburg Pincus Global Fixed Income Fund; Warburg Pincus Global Post-Venture Capital Fund; Warburg Pincus Growth & Income Fund; Warburg Pincus Health Sciences Fund; Warburg Pincus Institutional Fund; Warburg Pincus Intermediate Maturity Government Fund; Warburg Pincus International Equity Fund; Warburg Pincus Japan Growth Fund; Warburg Pincus Japan OTC Fund; Warburg Pincus Major Foreign Markets Fund; Warburg Pincus New York Intermediate Municipal Fund; Warburg Pincus New York Tax Exempt Fund; Warburg Pincus Post-Venture Capital Fund; Warburg, Pincus Small Company Growth Fund; Warburg Pincus Small Company Value Fund; Warburg Pincus Strategic Value Fund; Warburg Pincus Trust; and Warburg Pincus Trust II.

                  (b) For information relating to each director and officer of Counsellors Securities, reference is made to Form BD (SEC File No. 15-654) filed by Counsellors Securities under the Securities Exchange Act of 1934, as amended.

                  (c)  None.

Item 30. Location of Accounts and Records

                  (1)        Warburg, Pincus New York Tax Exempt Fund
                             466 Lexington Avenue
                             New York, New York  10017-3147
                             (Fund's articles of incorporation, by-laws and minute books)

                  (2)        Blackrock Institutional Management Corporation
                             400 Bellevue Parkway
                             Wilmington, Delaware  19809

                             (records relating to its functions as sub-investment adviser and administrator)

                  (3)        Counsellors Funds Service, Inc.
                             466 Lexington Avenue
                             New York, New York  10017-3147
                             (records relating to its functions as co-administrator)

                  (4)        PFPC Inc.
                             400 Bellevue Parkway
                             Wilmington, Delaware  19809
                             (records relating to its functions as transfer and dividend disbursing agent)

                  (5)        PNC Bank, National Association
                             1600 Market Street
                             Philadelphia, Pennsylvania 19103
                             (records relating to its functions as custodian)

                  (6)        Counsellors Securities Inc.
                             466 Lexington Avenue
                             New York, New York 10017-3147
                             (records relating to its functions as distributor)

                  (7)        Warburg Pincus Asset Management, Inc.
                             466 Lexington Avenue
                             New York, New York 10017-3147
                             (records relating to its functions as investment adviser)

                  (8)        State Street Bank and Trust Co.
                             225 Franklin Street
                             Boston, Massachusetts  02110
                             (records relating to its functions as custodian, transfer agent and dividend disbursing agent)

                  (9)        Boston Financial Data Services, Inc.
                             2 Heritage Drive
                             North Quincy, Massachusetts  02177
                             (records relating to its functions as transfer agent and dividend disbursing agent)


Item 31. Management Services

                  Not applicable.

Item 32. Undertakings

                  Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


       Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 27th day of April, 1998.



                                  WARBURG, PINCUS NEW YORK TAX EXEMPT FUND, INC.

                                  By: Eugene L. Podsiadlo
                                      -----------------------------------------
                                      Eugene L. Podsiadlo
                                      President

       Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:


Signature                            Title                                       Date
---------                            -----                                       ----
/s/John L. Furth                     Chairman of the                      April 27, 1998
-----------------------------        Board of Directors
   John L. Furth

/s/Eugene L. Podsiadlo               President                            April 27, 1998
-----------------------------
   Eugene L. Podsiadlo

/s/Howard Conroy                     Vice President and                   April 27, 1998
-----------------------------        Chief Financial
   Howard Conroy                     Officer

/s/Daniel S. Madden                  Treasurer and                        April 27, 1998
-----------------------------        Chief Accounting
   Daniel S. Madden                  Officer

/s/Richard N. Cooper                 Director                             April 27, 1998
-----------------------------
   Richard N. Cooper

/s/Jack W. Fritz                     Director                             April 27, 1998
-----------------------------
   Jack W. Fritz

/s/Jeffrey E. Garten                 Director                             April 27, 1998
-----------------------------
   Jeffrey E. Garten

/s/Thomas A. Melfe                   Director                             April 27, 1998
-----------------------------
   Thomas A. Melfe

/s/Arnold M. Reichman                Director                             April 27, 1998
-----------------------------
   Arnold M. Reichman

/s/Alexander B. Trowbridge           Director                             April 27, 1998
-----------------------------
   Alexander B. Trowbridge

                                INDEX TO EXHIBITS


Exhibit
  No.                                  Description
  ---                                  -----------
10                       Opinion and Consent of Willkie Farr & Gallagher.

11                       Consent of Coopers & Lybrand L.L.P.

16                       Computation of Performance Quotations.

17                       Financial Data Schedule.